UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06526

The Boston Trust & Walden Funds
(Exact name of registrant as specified in charter)

One Beacon Street, Boston MA			02108
(Address of principal executive offices)			(Zip code)

4400 Easton Commons, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-282-8782

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1. Reports to Stockholders.

This page intentionally left blank.

Annual Report

December 31, 2018

Table of Contents

Boston Trust and Walden Funds Economic and Market Summary	3

Boston Trust Asset Management Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	12
Financial Statements	14
Financial Highlights	16

Boston Trust Equity Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	17
Financial Statements	18
Financial Highlights	20

Boston Trust Midcap Fund
Manager Commentary	6
Investment Performance	7
Schedule of Portfolio Investments	21
Financial Statements	22
Financial Highlights	24

Boston Trust SMID Cap Fund
Manager Commentary	8
Investment Performance	9
Schedule of Portfolio Investments	25
Financial Statements	26
Financial Highlights	28

Boston Trust Small Cap Fund
Manager Commentary	10
Investment Performance	11
Schedule of Portfolio Investments	29
Financial Statements	30
Financial Highlights	32

Annual ESG Impact Report	34

Walden Asset Management Fund
Manager Commentary	36
Investment Performance	37
Schedule of Portfolio Investments	46
Financial Statements	48
Financial Highlights	50

Walden Equity Fund
Manager Commentary	36
Investment Performance	37
Schedule of Portfolio Investments	51
Financial Statements	52
Financial Highlights	54

Walden Midcap Fund
Manager Commentary	38
Investment Performance	39
Schedule of Portfolio Investments	55
Financial Statements	56
Financial Highlights	58

Walden SMID Cap Fund
Manager Commentary	40
Investment Performance	41
Schedule of Portfolio Investments	59
Financial Statements	60
Financial Highlights	62

Walden Small Cap Fund
Manager Commentary	42
Investment Performance	43
Schedule of Portfolio Investments	63
Financial Statements	64
Financial Highlights	66

Walden International Equity Fund
Manager Commentary	44
Investment Performance	45
Schedule of Portfolio Investments	67
Financial Statements	69
Financial Highlights	71

Notes to Financial Statements	72
Report of Registered Independent Public Accounting Firm	80
Supplementary Information	81
Investment Adviser Contract Approval	86
Information About Trustees and Officers	88

Boston Trust Investment Management, Inc. (BTIM), a subsidiary of Boston Trust & Investment Management Company, serves as investment adviser (the “Adviser”) to The Boston Trust & Walden Funds and receives a fee for its services. Boston Trust & Investment Management Company provides certain administrative, operational, and investment support functions for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Funds are not deposits of, obligations of, or guaranteed by BTIM or its affiliates, nor are they federally insured by the FDIC. Investments in the Funds involve investment risks, including the possible loss of principal. Funds are distributed by Foreside Financial Services, LLC.

The foregoing information and opinions are for general information only. The Boston Trust & Walden Funds and BTIM do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice. Portfolio composition is as of December 31, 2018 and is subject to change without notice.

The Boston Trust & Walden Funds may invest in foreign securities, which may involve risk not typically associated with U.S. investments.

To reduce expenses, we may only mail one copy of the Funds’ shareholder updates, such as their prospectus, annual report, semi-annual report, to those addresses shared by two or more accounts. If you are a direct shareholder and wish to receive individual copies of these documents, please call us at 800-282-8782 x7050. If you are not a direct shareholder, please contact your financial institution to opt out of householding. We will begin sending you individual copies thirty days after receiving your request.

Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, The Boston Trust & Walden Funds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (www.btim.com). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 1.800.282-8782 x7050.

Photography credits:

• Cover: Bruce Field

• Pages 7, 39, 43 and 45: Jim Gallagher

• Pages 5, 9, and 41: Rebecca Monette

• Pages 11 and 37: Janet C. Dygert

This page intentionally left blank.

The Boston Trust & Walden Funds A Registered Investment Company

Boston Trust and Walden Funds	Domenic Colasacco, CFA
Economic and Market Summary	Portfolio Manager
(Unaudited)	Boston Trust Investment Management, Inc.

Greater investor concern about the global economic outlook led to a sharp drop in stock prices at the end of 2018. As measured by the S&P 500 Index(1), stock values fell by 13.52% in the fourth quarter; the decline completely offset the rise recorded during the third quarter, and resulted in a drop, including dividends, of 4.38% for all of 2018. Returns of other popular domestic equity indices such as the Russell 2000® Index(1), which measures the performance of smaller company stocks, and the NASDAQ Composite Index(1), where many faster growing, large and small companies are the primary components, performed even worse. And there was not much cheer in global markets either, which in the aggregate posted double-digit decreases for the 2018 calendar year.

The Boston Trust & Walden Funds experienced similar, though more muted, price patterns compared to their respective market indices. Without near perfect foresight that would have allowed well-timed stock trading, however, increasing asset value last year in any diversified securities portfolio was difficult. Not only did all of the primary equity indices decline for the full year, but many bond investments also fell due to the increase in interest rates.

To achieve an attractive longer-term investment return, we have usually ignored the many short-term price movements of the market generally and individual stocks in particular. The reason reflects the fact that not all stock market declines correctly signal that an economic recession is about to occur. Indeed, during the past 20 years, the S&P 500 has fallen more than 10% from prior peak levels on 10 different occasions. Each decline led to angst and concern similar to what we are all feeling through the current downturn. Yet only two of these last ten stock market declines preceded an actual economic recession. The first recession occurred amid the dot-com bust and 9/11 terrorist attack, and lasted from 2000 through 2002. The other even more severe economic and stock market decline was during the 2007-2009 financial crisis. The remaining eight market declines were false alarms, usually lasting just three- to six-months. Today, we agree with many economic pundits that the business outlook for the year ahead is far from certain, particularly in many international regions. Nonetheless, a slower rate of global gross domestic product (GDP)(1) growth appears more likely to us in 2019 than another financial crisis or outright economic contraction.

With respect to the overall economy, conditions here in the United States have been improving since 2010, and for the past two years many metrics have exceeded expectations of even the more optimistic forecasters. Among the positives: real GDP growth reached 3% in 2018, unemployment (due to excellent job creation) dropped below 4%, and the rate of inflation remained near a historically low level of 2%, even though wages finally began to accelerate. Moreover, aggregate net operating profits for the companies within the S&P 500 increased by more than 30% over the past two years, albeit aided by last year’s corporate tax rate cut.

The current broad stock market decline and the high day-to-day price volatility, however, clearly imply that many investors fear the positive economic metrics noted above will deteriorate in the months ahead. Several recent economic reports stoked investor concerns. For example, we have seen moderation in the key domestic housing and automotive sectors. There have also been numerous reports of economic weakness within the euro zone, with fear of further deterioration no doubt exacerbated by continuing global trade tension, the unresolved Brexit negotiations, economically induced street riots in France, and changing political leadership in Germany and Italy. Even China, which has been the fastest growing major global economy for nearly 20 years, signaled some softness in economic activity through the second-half of 2018, though it did so amid forecasts that GDP growth above 6% is expected in 2019. When we balance the still positive core economic trends with nascent reports of weakness, our opinion is similar to the Federal Reserve Board’s latest position that a slower rate of global GDP growth is more likely than an actual recession in 2019. History suggests stock values will stabilize and begin to improve in the months ahead if this view proves correct.

(1) The Gross Domestic Product (GDP) is the value of goods and services produced in a given country in a given year. The Standard & Poor’s 500 Index (S&P 500), which is widely regarded as a gauge of the U.S. equities market, includes 500 of the largest publicly traded U.S. companies. The Russell 2000® Index tracks the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, and represents approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. The NASDAQ Composite Index is the market capitalization-weighted index of over 3,300 common equities listed on the Nasdaq stock exchange. The types of securities in the index include American depositary receipts, common stocks, real estate investment trusts (REITs) and tracking stocks, as well as limited partnership interests. The index includes all Nasdaq-listed stocks that are not derivatives, preferred shares, funds, exchange-traded funds (ETFs) or debenture securities.

Boston Trust Asset Management Fund

Boston Trust Equity Fund

December 31, 2018

Domenic Colasacco, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Asset Management Fund Objective

The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds, and money market instruments.

Equity Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Stocks, as measured by the S&P 500, fell by 4.38% for the 12-month period ended December 31, 2018. Bond indices were also in negative territory, with the Bloomberg Barclays U.S. Government/Credit Bond Index declining 0.42% for the year. The Boston Trust Asset Management Fund and the Boston Trust Equity Fund fell by 1.61% and 2.55%, respectively.

Amid the disappointing year for absolute returns, we are pleased that the Asset Management Fund’s overall value held up comparatively well, despite our decision to keep equity allocation near the upper-end of the 40% to 80% long-term policy range. Primary credit for that, as well as the Equity Fund’s better than S&P 500 performance, belongs to the higher quality, lower risk equity style we employ in selecting individual stocks.*

In prior reports we have mentioned that it would not be unusual for stock prices to retrace part of the strong returns posted in recent years. Frankly, though, the severity of the recent price decline and the sudden change in investor confidence about the economic outlook surprised us. From the peak level reached on September 20 to the lowest point close on December 24, the S&P 500 fell by nearly 20%, with most of the drop occurring during the few weeks just before Christmas. Even though about one-third of the decline was recouped during the last few trading days of the year, it is understandable that we continue to receive more than the usual number of client questions about the prospects for stock values. The questions asked most frequently involve the duration and extent of any further stock price declines. The simple, honest answer is that neither we nor anyone else knows for certain. Much will depend on the actual direction of economic activity in the months ahead.

Investment Strategy

Selecting a successful investment strategy for a long-term oriented securities portfolio always involves accepting prudent investment risk in an ever evolving and frequently uncertain world. For the Boston Trust Asset Management Fund, since 2010 our view has been that an equity allocation near the upper-end of the Fund’s 40% to 80% equity policy range best incorporated the prevailing risk and return tradeoffs among stocks, bonds, and money market instruments. Our preference for equities has been based on a combination of improving economic conditions, rising corporate profits, historically low interest rates, and generally reasonable stock price valuations. Cumulatively, our decision to emphasize stocks rather than bonds or money market instruments has added substantial value. From the end of 2009 through year-end 2018, the S&P 500 increased at a compound annual rate of 11.73%. Investment-grade bond indices, as represented by Bloomberg Barclays Government/Credit Bond Index, returned only about 3% per annum during this nine-year period, and money market instruments, as represented by 90-day U.S. Treasury bills, averaged less than 1%.*

A salient question as we begin 2019 is whether the long bull market is now behind us, and if it is best to invest most of the Fund’s assets in fixed income securities until the economic environment is less volatile and better defined. After considering the risks and opportunities, we believe it is best to retain the current, still high allocation to equities.*

Our asset allocation decision mostly reflects our view that an economic recession is unlikely in 2019. Further, the silver lining after a year of lower stock prices and good business conditions is that most equity valuation metrics are more attractive today than they were a year ago. For example, the average price-to-earnings ratio(1) for stocks in the S&P 500 is now close to the historical average of 15x, down from nearly 20x for most of the past five years. At current valuation levels, stocks do not need an ideal economic environment to perform well. Even a modest change in investor confidence about the 2019 economic outlook should suffice, particularly given that interest rates remain historically low and pose minimal competition for investment assets that have a longer-term time horizon.*

Among the individual stocks in both Funds, we continue to emphasize companies with below average financial leverage and lower business model risk. As was the case during the fourth quarter of 2018—and most other adverse market periods—we believe this equity style is likely to protect the Funds’ value comparatively well in the event our market assessment is wrong and stock values continue to fall. Also worth noting is that the market decline has made stocks of many above average companies available at more attractive prices, which provides us with an opportunity to strengthen the Funds’ portfolios.*

* Portfolio composition is subject to change.

(1) The price-to-earnings ratio (P/E Ratio) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Boston Trust Asset Management Fund
Boston Trust Equity Fund
December 31, 2018

	For the periods ended 12/31/18
	Average Annual Total Returns
							Since	Since
							Inception	Inception
	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years	(12/1/95)	(10/1/03)
Boston Trust Asset Management Fund(1)	-1.61%	7.81%	6.48%	9.13%	6.85%	5.93%	7.71%	—
Boston Trust Equity Fund(1)	-2.55%	9.62%	7.29%	11.51%	7.42%	—	—	7.88%
S&P 500 Index	-4.38%	9.26%	8.49%	13.12%	7.77%	5.62%	8.37%	8.29%
Bloomberg Barclays U.S. Government/ Credit Bond Index	-0.42%	2.19%	2.53%	3.46%	3.85%	4.54%	4.94%	—
FTSE 3 Month US T-Bill Index	1.86%	0.99%	0.60%	0.35%	1.26%	1.81%	2.26%	—

Hypothetical Growth of a $100,000 Investment

The above charts represent a 10-year hypothetical $100,000 investment in the Boston Trust Asset Management Fund and the Boston Trust Equity Fund, and includes the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and the graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Asset Management Fund is measured against a combination of equity and fixed income indices. The Boston Trust Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market, includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Bloomberg Barclays U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (e.g., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Bloomberg Barclays U.S. Government/Credit Bond Index is a component of the Bloomberg Barclays U.S. Aggregate Bond Index. The FTSE 3 Month US T-Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Boston Trust Asset Management Fund

Fund Net Asset Value:	$44.27
Gross Expense Ratio(1):	0.92%

Boston Trust Equity Fund

Fund Net Asset Value:	$22.64
Gross Expense Ratio(1):	0.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1) The Gross Expense Ratio is from each Fund’s most recent prospectus, dated May 1, 2018. Additional information pertaining to each Fund’s expense ratio as of December 31, 2018 can be found in the financial highlights included in this report.

Boston Trust Midcap Fund

December 31, 2018

Stephen J. Amyouny, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“mid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid cap funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

For the 12-month period ended December 31, 2018, the Boston Trust Midcap Fund returned -3.36%, outperforming the -9.06% return of the Russell Midcap® Index. The Fund is also ahead of the index for the trailing 3- and 5-year time periods and since inception, with lower volatility than the index.

Our preference for higher-quality stocks was the primary driver of relative performance for the year. At a sector level, consumer discretionary and consumer staples stocks contributed most to relative performance. Within discretionary, our positioning among retailers was additive, while our avoidance of the most cyclical, economically sensitive industries (e.g. autos) also proved beneficial. Performance in consumer staples benefitted from the market favoring higher quality stocks. On the negative side the strategy’s modest underweight to utilities, the only sector posting a positive return for the year, detracted from results.*

Church & Dwight was the top individual stock contributor for the year. A leading manufacturer of household and personal care products, Church & Dwight produced strong sales and earnings results thanks to market share gains in laundry, positive price increases, and the successful integration of recent bolt-on acquisitions. On the negative side, IPG Photonics, the dominant provider of industrial fiber lasers, declined on disappointing revenue due to slowing orders from customers in Europe and China.*

Outlook

It is difficult to know how long the market correction will last. The underlying fundamentals of the U.S. economy, including growth in employment, retail sales, capital investments, and corporate earnings, remain solid. However, there are signs of increasing macroeconomic uncertainty as well. Several indicators point to a deceleration of gross domestic product(1) growth from the very healthy levels experienced in 2018. Some areas of concern include a growth slowdown among key trading partners like Germany, Japan, and China, increasing concerns the U.S. Federal Reserve will be too aggressive in raising interest rates, and the potential for protectionist trade policies to weaken U.S. economic growth. While some market participants fear a recession, our base case outlook remains that fundamentals for the US equity market remain solid. Valuations have become more reasonable, and some areas of speculative activity are less evident now than they were a year ago.

We remain focused on constructing a well-diversified portfolio of higher quality, reasonably valued companies that we believe can generate stronger economic returns across a full market cycle. Compared to the Russell Midcap® Index, the Boston Trust Midcap Fund is invested in companies with higher and more stable returns on invested capital, stronger revenue and earnings growth, and less reliance on capital markets to fund investments. Despite this higher quality financial profile, valuation for the Fund on a GAAP price-to-earnings(2) basis is in line with the index at 22x. The combination of superior fundamentals, more resilient balance sheets, and reasonable valuation relative to the benchmark gives us confidence the Fund is well-positioned for the future.*

*            Portfolio composition is subject to change.

(1)    The gross domestic product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States

(2)    The price-to-earnings Ratio (P/E Ratio) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Boston Trust Midcap Fund
December 31, 2018

	For the periods ended 12/31/18
	Average Annual Total Returns
					Since
					Inception
	1 Year	3 Years	5 Years	10 Years	(9/24/07)
Boston Trust Midcap Fund(1)	-3.36%	9.15%	7.68%	13.79%	8.29%
Russell Midcap® Index	-9.06%	7.04%	6.26%	14.03%	6.89%

Hypothetical Growth of a $100,000 Investment

The above chart represents a 10-year hypothetical $100,000 investment in the Boston Trust Midcap Fund, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$15.78
Gross Expense Ratio(1):	1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1) The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2018. Additional information pertaining to the Fund’s expense ratio as of December 31, 2018 can be found in the financial highlights included in this report.

Boston Trust SMID Cap Fund

December 31, 2018

Kenneth P. Scott, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization (“smid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Smid cap companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the 12-month period ended December 31, 2018, the Boston Trust SMID Cap Fund declined 5.62%, outperforming the -10.00% return of the Russell 2500™ Index. The Fund is also ahead of the index for the three- and five-year periods, with less volatility than the benchmark.

Our analysis suggests that stocks of higher-quality firms outperformed the Russell 2500™ Index in 2018. On a relative basis, Fund holdings in consumer discretionary and materials contributed most positively to performance, while returns in information technology and financials detracted most from results this year. Relative underperformance in information technology was partly driven by our underweight to the internet software and services industry, which is overwhelmingly comprised of stocks we view as less reasonably valued. One of the top individual stock contributors for the year was Church & Dwight, a leading manufacturer of household and personal care products, that benefitted from strong sales and earnings results due to market share gains in laundry, positive price increases, and the successful integration of recent bolt-on acquisitions. Among detractors, Big Lots, a discount retailer, declined due to earnings that came in below expectations driven by higher labor and transportation costs.*

Outlook

It is difficult to know how long the market correction will last. The underlying fundamentals of the U.S. economy, including growth in employment, retail sales, capital investments, and corporate earnings, remain solid. However, there are signs of increasing macroeconomic uncertainty as well. Several indicators point to a deceleration of gross domestic product(1) growth from the very healthy levels experienced in 2018. Some areas of concern include a growth slowdown among key trading partners like Germany, Japan, and China, concerns that the U.S. Federal Reserve will be too aggressive in raising interest rates, and the potential for protectionist trade policies to weaken U.S. economic growth. While some market participants fear a recession, our base case outlook is that fundamentals for the U.S. smaller cap market remain solid. Valuations have become more reasonable, and some areas of speculative activity are less evident now than they were a year ago.

We remain focused on constructing a well-diversified Fund of higher quality, reasonably valued companies that we believe can generate stronger economic returns across a full market cycle. Compared to the benchmark, the Fund is invested in companies with higher and more stable returns on invested capital, stronger revenue and earnings growth, and less reliance on capital markets to fund investments. Despite this higher quality financial profile, valuation for the Fund currently stands at an average operating price-to-earnings (P/E) ratio(2) of 23x, lower than the Russell 2500™ operating P/E of 24x. On a GAAP basis, the Fund trades at a 25x P/E, a discount to the benchmark’s 29x GAAP P/E. The combination of superior fundamentals, more resilient balance sheets, and more reasonable valuation relative to the benchmark gives us confidence the Fund is well-positioned for the future.*

*                 Portfolio composition is subject to change.

(1)         The gross domestic product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States

(2)         The price-to-earnings Ratio (P/E Ratio) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Boston Trust SMID Cap Fund
December 31, 2018

	For the periods ended 12/31/18
	Average Annual Total Returns
				Since
				Inception
	1 Year	3 Years	5 Years	(11/30/11)
Boston Trust SMID Cap Fund(1)	-5.62%	10.32%	6.40%	10.08%
Russell 2500™ Index	-10.00%	7.32%	5.15%	10.87%

Hypothetical Growth of a $1,000,000 Investment

The above chart represents a hypothetical $1,000,000 investment in the Boston Trust SMID Cap Fund from November 30, 2011 to December 31, 2018, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust SMID Cap Fund is measured against the Russell 2500™ Index, which is an unmanaged index that tracks the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$14.63
Gross Expense Ratio(1):	1.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)   The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2018. The contractual fee limit under the Fund’s expense limitation agreement is 0.75% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2018 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2019 and may be renewed thereafter.

Boston Trust Small Cap Fund

December 31, 2018

Kenneth P. Scott, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization (“small cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small cap funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the 12-month period ended December 31, 2018, the Boston Trust Small Cap Fund declined 6.00%, outperforming the -11.01% return of the Russell 2000® Index. The Fund is also ahead of the index for the three-, five-, and twenty-year periods, with less volatility than the benchmark.

Our analysis suggests that stocks of higher-quality firms outperformed the Russell 2000® Index in 2018. On a relative basis, Fund holdings in health care and consumer discretionary contributed most positively to performance, while returns in information technology and financials detracted most from results this year. Relative underperformance in information technology was driven by our underweight to the internet software and services industry, which is overwhelmingly comprised of stocks we view as less reasonably valued. The top individual stock contributor for the year was Haemonetics, a global leader in blood management solutions, in part a reflection of their successful launch of a next generation system. The top detractor was Coherent, a leader in industrial lasers, which was impacted by a cyclical slowdown in orders for its OLED mobile phone display technology, as well as weakening demand in China.*

Outlook

It is difficult to know how long the market correction will last. The underlying fundamentals of the U.S. economy, including growth in employment, retail sales, capital investments, and corporate earnings, remain solid. However, there are signs of increasing macroeconomic uncertainty as well. Several indicators point to a deceleration of gross domestic product(1) growth from the very healthy levels experienced in 2018. Some areas of concern include a growth slowdown among key trading partners like Germany, Japan, and China, concerns that the US Federal Reserve will be too aggressive in raising interest rates, and the potential for protectionist trade policies to weaken U.S. economic growth. While some market participants fear a recession, our base case outlook is that fundamentals for the U.S. small-cap market remain solid. Valuations have become more reasonable, and some areas of speculative activity are less evident now than they were a year ago.

We remain focused on constructing a well-diversified Fund of higher quality, reasonably valued companies that we believe can generate stronger economic returns across a full market cycle. Compared to the benchmark, the Fund is invested in companies with higher and more stable returns on invested capital, stronger revenue and earnings growth, and less reliance on capital markets to fund investments. Despite this higher quality financial profile, valuation for the Fund currently stands at an average operating price-to-earnings (P/E) ratio(2) of 26x, lower than the Russell 2000® operating P/E of 30x. The combination of superior fundamentals, more resilient balance sheets, and more reasonable valuation relative to the benchmark, gives us confidence the Fund is well-positioned for the future.*

*                 Portfolio composition is subject to change.

(1)         The gross domestic product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States

(2)         The price-to-earnings ratio (P/E Ratio) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Boston Trust Small Cap Fund
December 31, 2018

	For the periods ended 12/31/18
	Average Annual Total Returns
							Since
							Inception
	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years	(12/31/94)
Boston Trust Small Cap Fund(1)	-6.00%	9.17%	4.46%	11.56%	8.54%	9.29%	10.28%
Russell 2000® Index	-11.01%	7.36%	4.41%	11.97%	7.50%	7.40%	8.73%

Hypothetical Growth of a $100,000 Investment

The above chart represents a 10-year hypothetical $100,000 investment in the Boston Trust Small Cap Fund and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that tracks the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$12.00
Gross Expense Ratio(1):	1.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2018. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2018 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2019 and may be renewed thereafter.

Schedule of Portfolio Investments	Boston Trust Asset Management Fund
December 31, 2018

Security Description	Shares	Fair Value ($)
COMMON STOCKS (76.0%)
Communication Services (6.4%)
Alphabet, Inc., Class A (a)	2,000	2,089,920
Alphabet, Inc., Class C (a)	15,000	15,534,150
Comcast Corp., Class A	275,000	9,363,750
Omnicom Group, Inc.	35,000	2,563,400
		29,551,220
Consumer Discretionary (4.4%)
Autoliv, Inc.	20,000	1,404,600
Garrett Motion, Inc. (a)	3,250	40,105
NIKE, Inc., Class B	115,000	8,526,100
Ross Stores, Inc.	30,000	2,496,000
Starbucks Corp.	110,000	7,084,000
Veoneer, Inc. (a)	25,000	589,250
		20,140,055
Consumer Staples (6.6%)
Church & Dwight Co., Inc.	75,000	4,932,000
Costco Wholesale Corp.	45,000	9,166,950
Diageo PLC, Sponsored ADR	25,000	3,545,000
McCormick & Co., Inc.	25,000	3,481,000
PepsiCo, Inc.	30,000	3,314,400
Procter & Gamble Co.	30,000	2,757,600
Sysco Corp.	35,000	2,193,100
The Hershey Co.	10,000	1,071,800
		30,461,850
Energy (2.6%)
Chevron Corp.	27,500	2,991,725
ConocoPhillips	50,000	3,117,500
Exxon Mobil Corp.	75,000	5,114,250
Schlumberger Ltd.	20,000	721,600
		11,945,075
Financials (14.6%)
American Express Co.	55,000	5,242,600
BB&T Corp.	100,000	4,332,000
Berkshire Hathaway, Inc., Class B (a)	60,000	12,250,800
Chubb Ltd.	35,000	4,521,300
Cincinnati Financial Corp.	60,000	4,645,200
Comerica, Inc.	30,000	2,060,700
Commerce Bancshares, Inc.	33,501	1,888,451
JPMorgan Chase & Co.	100,000	9,762,000
M&T Bank Corp.	10,000	1,431,300
Northern Trust Corp.	50,000	4,179,500
PNC Financial Services Group, Inc.	45,000	5,260,950
State Street Corp.	40,000	2,522,800
T. Rowe Price Group, Inc.	40,000	3,692,800
U.S. Bancorp	125,000	5,712,500
		67,502,901
Health Care (12.3%)
Becton, Dickinson & Co.	60,000	13,519,200
Dentsply Sirona, Inc.	50,000	1,860,500
Edwards Lifesciences Corp. (a)	45,000	6,892,650
Henry Schein, Inc. (a)	50,000	3,926,000
Johnson & Johnson, Inc.	55,000	7,097,750
Medtronic PLC	20,000	1,819,200
Merck & Co., Inc.	40,000	3,056,400
Mettler-Toledo International, Inc. (a)	7,500	4,241,850
Stryker Corp.	25,000	3,918,750
UnitedHealth Group, Inc.	32,500	8,096,400
Varian Medical Systems, Inc. (a)	20,000	2,266,200
		56,694,900

	Shares or
	Principal
	Amount($)
Industrials (8.7%)
3M Co.	40,000	7,621,600
Donaldson Co., Inc.	50,000	2,169,500
Emerson Electric Co.	25,000	1,493,750
Honeywell International, Inc.	20,000	2,642,400
Hubbell, Inc.	40,000	3,973,600
Illinois Tool Works, Inc.	50,000	6,334,500
Union Pacific Corp.	50,000	6,911,500
United Parcel Service, Inc., Class B	50,000	4,876,500
W.W. Grainger, Inc.	15,000	4,235,400
		40,258,750
Information Technology (16.3%)
Accenture PLC, Class A	70,000	9,870,700
Apple, Inc.	100,000	15,774,000
Automatic Data Processing, Inc.	70,000	9,178,400
Cisco Systems, Inc.	175,000	7,582,750
Microsoft Corp.	155,000	15,743,350
Oracle Corp.	150,000	6,772,500
Visa, Inc., Class A	75,000	9,895,500
		74,817,200
Materials (2.2%)
Air Products & Chemicals, Inc.	20,000	3,201,000
AptarGroup, Inc.	30,000	2,822,100
PPG Industries, Inc.	40,000	4,089,200
		10,112,300
Utilities (1.9%)
Consolidated Edison, Inc.	50,000	3,823,000
Eversource Energy	75,000	4,878,000
		8,701,000

TOTAL COMMON STOCKS (Cost $178,668,745)		350,185,251

CORPORATE BONDS (2.6%)

Financials (1.4%)
American Express Co., 2.65%, 12/2/22	1,926,000	1,864,927
Berkshire Hathaway, Inc., 3.13%, 3/15/26,
Callable 12/15/25 @ 100	2,000,000	1,940,336
JPMorgan Chase & Co., 3.90%, 7/15/25,
Callable 4/15/25 @ 100	1,000,000	991,774
Wells Fargo & Co., 3.55%, 9/29/25, MTN	2,000,000	1,939,474
		6,736,511
Health Care (0.2%)
Becton, Dickinson & Co., 3.13%, 11/8/21	1,000,000	986,922

Information Technology (1.0%)
Apple, Inc., 3.25%, 2/23/26, Callable 11/23/25 @ 100	2,500,000	2,442,626
Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	2,000,000	1,967,204
		4,409,830
TOTAL CORPORATE BONDS (Cost $12,516,417)		12,133,263

See Notes to Financial Statements

	Principal
Security Description	Amount($)	Fair Value ($)
MUNICIPAL BONDS (0.8%)
Massachusetts (0.7%):
Massachusetts State, Series E, GO, 4.00%, 9/1/37, Callable 9/1/25 @ 100	1,000,000	1,031,840
Massachusetts State, Series E, GO, 5.00%, 7/1/38, Callable 7/1/26 @ 100	260,000	295,417
Massachusetts State Development Finance Agency Revenue, Series R-2, 5.00%, 7/1/28, Callable 7/1/20 @ 100	460,000	480,498
Massachusetts State Health & Educational Facilities Authority Revenue, Series A, 5.00%, 12/15/26, Prerefunded 12/15/19 @ 100	1,500,000	1,545,855
		3,353,610
Washington (0.1%):
Washington State, Series C, GO, 5.00%, 2/1/26, Prerefunded 2/1/19 @ 100	250,000	250,655

TOTAL MUNICIPAL BONDS (Cost $3,789,094)		3,604,265

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (18.5%)

Federal Farm Credit Bank (4.6%)
2.63%, 8/12/19	10,000,000	10,003,880
2.85%, 3/2/28	2,000,000	1,971,388
2.95%, 1/27/25	2,000,000	2,008,212
3.14%, 12/5/29	2,500,000	2,504,310
3.39%, 2/1/28	2,000,000	2,057,496
3.85%, 12/26/25	2,770,000	2,932,347
		21,477,633
Federal Home Loan Bank (2.9%)
2.38%, 3/13/26	6,000,000	5,759,820
2.50%, 12/10/27	1,500,000	1,418,852
2.63%, 6/11/27	1,500,000	1,445,976
2.88%, 9/13/24	2,500,000	2,515,275
3.50%, 9/24/29	2,000,000	2,041,266
		13,181,189
U.S. Treasury Bill (3.3%)
2.40%, 7/18/19	8,000,000	7,891,924
2.50%, 8/15/19	7,500,000	7,382,285
		15,274,209
U.S. Treasury Note (7.7%)
2.75%, 2/15/24	35,000,000	35,385,546

TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $85,979,385)		85,318,577

	Shares
INVESTMENT COMPANIES (1.9%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 2.28%(b)	8,899,795	8,899,795
TOTAL INVESTMENT COMPANIES (Cost $8,899,795)		8,899,795

Total Investments (Cost $289,853,436) — 99.8%(c)		460,141,151
Other assets in excess of liabilities — 0.2%		984,823
NET ASSETS — 100.0%		$461,125,974

(a)                                 Non-income producing security.

(b)                                 Rate disclosed is the seven day yield as of December 31, 2018.

(c)                                  See Federal Tax Information listed in the Notes to the Financial Statements.

ADR                     American Depositary Receipt

GO                              General Obligation

MTN                   Medium Term Note

PLC                        Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Asset Management Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at fair value (cost $289,853,436)	$460,141,151
Interest and dividends receivable	1,280,494
Receivable for capital shares issued	119,304
Prepaid expenses	23,042
Total Assets	461,563,991
Liabilities:
Payable for capital shares redeemed	33,604
Accrued expenses and other liabilities:
Investment adviser	298,383
Administration and accounting	20,798
Custodian	6,217
Shareholder servicing fees	11,684
Transfer agent	3,312
Trustee	625
Other	63,394
Total Liabilities	438,017
Net Assets	$461,125,974
Composition of Net Assets:
Paid in capital	$290,524,182
Total distributable earnings/(loss)	170,601,792
Net Assets	$461,125,974
Shares outstanding (par value $0.01, unlimited number of shares authorized)	10,416,435
Net Asset Value, Offering Price and Redemption price per share	$44.27

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Interest	$2,595,160
Dividends	7,151,156
Total Investment Income	9,746,316
Expenses:
Investment adviser	3,677,409
Administration and accounting	408,442
Chief compliance officer	44,561
Custodian	68,618
Shareholder servicing	146,166
Transfer agency	39,216
Trustee	28,536
Other	172,058
Total expenses	4,585,006
Net Expenses	4,585,006
Net Investment Income	5,161,310
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	7,439,455
Change in unrealized appreciation/depreciation from investments	(19,626,925)
Net realized/unrealized gains (losses) from investments	(12,187,470)
Change in Net Assets Resulting from Operations	$(7,026,160)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	December 31,	December 31,
	2018	2017

Investment Activities:
Operations:
Net investment income	$5,161,310	$5,033,185
Net realized gains from investment transactions	7,439,455	12,348,048
Change in unrealized appreciation/depreciation from investments	(19,626,925)	50,152,480
Change in Net Assets Resulting from Operations	(7,026,160)	67,533,713
Distributions to shareholders:
Total Distributions	(19,206,469)	(11,899,110)
Change in Net Assets Resulting from distributions to shareholders	(19,206,469)	(11,899,110)
Capital Share Transactions:
Proceeds from shares issued	34,500,765	59,469,516
Dividends reinvested	16,531,889	10,543,397
Cost of shares redeemed	(60,384,310)	(32,905,814)
Change in Net Assets Resulting from Capital Share Transactions	(9,351,656)	37,107,099
Change in Net Assets	(35,584,285)	92,741,702
Net Assets:
Beginning of period	496,710,259	403,968,557
End of period	$461,125,974	$496,710,259
Share Transactions:
Issued	733,719	1,338,314
Reinvested	359,858	224,998
Redeemed	(1,272,289)	(741,639)
Change in shares	(178,712)	821,673

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

			For the nine
	For the year	For the year	months		For the year	For the year	For the year
	ended	ended	ended		ended	ended	ended
	December 31,	December 31,	December 31,		March 31,	March 31,	March 31,
	2018	2017	2016		2016	2015	2014

Net Asset Value, Beginning of Period	$46.88	$41.33	$40.92		$41.80	$40.03	$36.08

Investment Activities:
Operations:
Net investment income	0.52	0.49	0.35		0.55	0.50	0.44
Net realized/unrealized gains (losses) from investments	(1.20)	6.22	2.18		0.92	2.77	4.28
Total from investment activities	(0.68)	6.71	2.53		1.47	3.27	4.72
Dividends:
Net investment income	(0.52)	(0.49)	(0.46)		(0.57)	(0.47)	(0.44)
Net realized gains from investment transactions	(1.41)	(0.67)	(1.66)		(1.78)	(1.03)	(0.33)
Total dividends	(1.93)	(1.16)	(2.12)		(2.35)	(1.50)	(0.77)

Net Asset Value, End of Period	$44.27	$46.88	$41.33		$40.92	$41.80	$40.03

Total Return	(1.61)%	16.23%	6.19	%(a)	3.65%	8.21%	13.13%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$461,126	$496,710	$403,969		$354,405	$353,851	$340,963
Ratio of net expenses to average net assets	0.93%	0.92%	0.95	%(b)	0.94%	0.92%	0.92%
Ratio of net investment income to average net assets	1.05%	1.13%	1.15	%(b)	1.32%	1.19%	1.17%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets	0.93%	0.92%	0.95	%(b)	0.94%	0.93%	0.93%
Portfolio turnover rate	2.53%	6.96%	8.42	%(a)	11.64%	17.74%	8.94%

(a)         Not annualized for periods less than one year.

(b)         Annualized for periods less than one year.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Equity Fund
December 31, 2018

Security Description	Shares	Fair Value ($)
COMMON STOCKS (99.5%)
Communication Services (8.5%)
Alphabet, Inc., Class A (a)	750	783,720
Alphabet, Inc., Class C (a)	5,500	5,695,855
Comcast Corp., Class A	90,000	3,064,500
Omnicom Group, Inc.	15,000	1,098,600
		10,642,675
Consumer Discretionary (5.2%)
Autoliv, Inc.	10,000	702,300
Garrett Motion, Inc. (a)	1,400	17,276
NIKE, Inc., Class B	30,000	2,224,200
Ross Stores, Inc.	10,000	832,000
Starbucks Corp.	40,000	2,576,000
Veoneer, Inc. (a)	10,000	235,700
		6,587,476
Consumer Staples (9.1%)
Church & Dwight Co., Inc.	25,000	1,644,000
Colgate-Palmolive Co.	2,500	148,800
Costco Wholesale Corp.	17,000	3,463,070
Diageo PLC, Sponsored ADR	7,500	1,063,500
McCormick & Co., Inc.	7,000	974,680
PepsiCo, Inc.	10,000	1,104,800
Procter & Gamble Co.	10,000	919,200
Sysco Corp.	25,000	1,566,500
The Hershey Co.	5,000	535,900
		11,420,450
Energy (3.3%)
Chevron Corp.	15,000	1,631,850
ConocoPhillips	15,000	935,250
Exxon Mobil Corp.	22,500	1,534,275
Schlumberger Ltd.	2,500	90,200
		4,191,575
Financials (19.5%)
American Express Co.	25,000	2,383,000
BB&T Corp.	30,000	1,299,600
Berkshire Hathaway, Inc., Class B (a)	20,000	4,083,600
Chubb Ltd.	15,000	1,937,700
Cincinnati Financial Corp.	25,000	1,935,500
Commerce Bancshares, Inc.	10,048	566,406
JPMorgan Chase & Co.	37,500	3,660,750
M&T Bank Corp.	5,000	715,650
Northern Trust Corp.	15,000	1,253,850
PNC Financial Services Group, Inc.	20,000	2,338,200
State Street Corp.	15,000	946,050
T. Rowe Price Group, Inc.	15,000	1,384,800
U.S. Bancorp	45,000	2,056,500
		24,561,606
Health Care (15.0%)
Becton, Dickinson & Co.	16,000	3,605,120
Dentsply Sirona, Inc.	25,000	930,250
Edwards Lifesciences Corp. (a)	7,500	1,148,775
Henry Schein, Inc. (a)	15,000	1,177,800
Johnson & Johnson, Inc.	22,500	2,903,625
Medtronic PLC	10,000	909,600
Merck & Co., Inc.	15,000	1,146,150
Mettler-Toledo International, Inc. (a)	1,500	848,370
Stryker Corp.	12,000	1,881,000
UnitedHealth Group, Inc.	14,000	3,487,680
Varian Medical Systems, Inc. (a)	7,500	849,825
		18,888,195
Industrials (12.6%)
3M Co.	16,000	3,048,640
Deere & Co.	7,500	1,118,775
Donaldson Co., Inc.	10,000	433,900
Honeywell International, Inc.	10,000	1,321,200
Hubbell, Inc.	15,000	1,490,100
Illinois Tool Works, Inc.	15,000	1,900,350
Union Pacific Corp.	22,500	3,110,175
United Parcel Service, Inc., Class B	15,000	1,462,950
W.W. Grainger, Inc.	7,000	1,976,520
		15,862,610
Information Technology (20.8%)
Accenture PLC, Class A	25,000	3,525,250
Apple, Inc.	35,000	5,520,900
Automatic Data Processing, Inc.	20,000	2,622,400
Cisco Systems, Inc.	50,000	2,166,500
Microsoft Corp.	55,000	5,586,350
Oracle Corp.	55,000	2,483,250
Visa, Inc., Class A	32,500	4,288,050
		26,192,700
Materials (3.3%)
Air Products & Chemicals, Inc.	7,000	1,120,350
AptarGroup, Inc.	10,000	940,700
PPG Industries, Inc.	20,000	2,044,600
		4,105,650
Utilities (2.2%)
Consolidated Edison, Inc.	15,000	1,146,900
Eversource Energy	25,000	1,626,000
		2,772,900

TOTAL COMMON STOCKS (Cost $63,561,573)		125,225,837

INVESTMENT COMPANIES (0.4%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 2.28%(b)	548,868	548,868
TOTAL INVESTMENT COMPANIES (Cost $548,868)		548,868

Total Investments (Cost $64,110,441) — 99.9%(c)		125,774,705
Other assets in excess of liabilities — 0.1%		69,524
NET ASSETS — 100.0%		$125,844,229

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of December 31, 2018.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

ADR       American Depositary Receipt

PLC          Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at fair value (cost $64,110,441)	$125,774,705
Dividends receivable	173,792
Receivable for capital shares issued	1,031
Prepaid expenses	5,558
Total Assets	125,955,086
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	82,616
Administration and accounting	5,629
Custodian	1,711
Shareholder servicing fees	341
Transfer agent	2,992
Trustee	173
Other	17,395
Total Liabilities	110,857
Net Assets	$125,844,229
Composition of Net Assets:
Paid in capital	$64,552,326
Total distributable earnings/(loss)	61,291,903
Net Assets	$125,844,229
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,559,530
Net Asset Value, Offering Price and Redemption price per share	$22.64

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividends	$2,494,852
Total Investment Income	2,494,852
Expenses:
Investment adviser	1,018,964
Administration and accounting	111,974
Chief compliance officer	12,232
Custodian	18,906
Shareholder servicing	3,455
Transfer agency	34,648
Trustee	7,826
Other	48,470
Total expenses	1,256,475
Net Expenses	1,256,475
Net Investment Income	1,238,377
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	177,204
Change in unrealized appreciation/depreciation from investments	(4,627,270)
Net realized/unrealized gains (losses) from investments	(4,450,066)
Change in Net Assets Resulting from Operations	$(3,211,689)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	December 31, 2018	December 31, 2017

Investment Activities:
Operations:
Net investment income	$1,238,377	$1,294,849
Net realized gains from investment transactions	177,204	6,837,726
Change in unrealized appreciation/depreciation from investments	(4,627,270)	15,897,512
Change in Net Assets Resulting from Operations	(3,211,689)	24,030,087
Distributions to shareholders:
Total Distributions	(2,243,322)	(3,410,164)
Change in Net Assets Resulting from distributions to shareholders	(2,243,322)	(3,410,164)
Capital Share Transactions:
Proceeds from shares issued	1,327,119	3,018,404
Dividends reinvested	1,559,628	2,546,279
Cost of shares redeemed	(5,593,745)	(5,651,405)
Cost of in-kind shares redeemed (a)	—	(5,350,555)
Change in Net Assets Resulting from Capital Share Transactions	(2,706,998)	(5,437,277)
Change in Net Assets	(8,162,009)	15,182,646
Net Assets:
Beginning of period	134,006,238	118,823,592
End of period	$125,844,229	$134,006,238
Share Transactions:
Issued	53,942	139,831
Reinvested	65,586	107,802
Redeemed	(231,373)	(260,095)
Redeemed in-kind (a)	—	(231,726)
Change in shares	(111,845)	(244,188)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)         See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

			For the nine
	For the year	For the year	months		For the year	For the year	For the year
	ended	ended	ended		ended	ended	ended
	December 31,	December 31,	December 31,		March 31,	March 31,	March 31,
	2018	2017	2016		2016	2015	2014

Net Asset Value, Beginning of Period	$23.63	$20.09	$19.70		$20.66	$19.67	$16.85

Investment Activities:
Operations:
Net investment income	0.22	0.23	0.16		0.23	0.19	0.19
Net realized/unrealized gains (losses) from investments	(0.80)	3.92	1.58		0.27	1.38	2.81
Total from investment activities	(0.58)	4.15	1.74		0.50	1.57	3.00
Dividends:
Net investment income	(0.23)	(0.23)	(0.20)		(0.24)	(0.19)	(0.18)
Net realized gains from investment transactions	(0.18)	(0.38)	(1.15)		(1.22)	(0.39)	—
Total dividends	(0.41)	(0.61)	(1.35)		(1.46)	(0.58)	(0.18)

Net Asset Value, End of Period	$22.64	$23.63	$20.09		$19.70	$20.66	$19.67

Total Return	(2.55)%	20.67%	8.82	%(a)	2.59%	8.01%	17.84%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$125,844	$134,006	$118,824		$110,831	$110,664	$98,408
Ratio of net expenses to average net assets	0.92%	0.93%	0.96	%(b)	0.95%	0.94%	0.94%
Ratio of net investment income to average net assets	0.91%	1.02%	1.01	%(b)	1.14%	0.96%	1.05%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	0.92%	0.93%	0.96	%(b)	0.96%	0.95%	0.96%
Portfolio turnover rate	1.67%	9.00%	6.65	%(a)	18.04%	19.49%	6.29%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)         Not annualized for periods less than one year.

(b)         Annualized for periods less than one year.

(c)          During the periods ending March 31, 2014 through December 31, 2016, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Midcap Fund

December 31, 2018

Security Description	Shares	Fair Value ($)
COMMON STOCKS (97.4%)
Communication Services (1.4%)
Omnicom Group, Inc.	14,000	1,025,360
		1,025,360
Consumer Discretionary (12.0%)
Dollar General Corp.	11,200	1,210,496
Dunkin’ Brands Group, Inc.	12,275	787,073
Expedia, Inc.	6,700	754,755
Hasbro, Inc.	8,125	660,156
Hyatt Hotels Corp., Class A	18,600	1,257,360
O’Reilly Automotive, Inc. (a)	3,075	1,058,815
Polaris Industries, Inc.	7,400	567,432
Ross Stores, Inc.	16,200	1,347,840
Service Corp. International	17,125	689,453
Williams Sonoma, Inc.	12,700	640,715
		8,974,095
Consumer Staples (6.6%)
Brown-Forman Corp., Class B	15,862	754,714
Church & Dwight Co., Inc.	20,450	1,344,791
McCormick & Co., Inc.	5,175	720,567
The Clorox Co.	8,325	1,283,216
The Hershey Co.	7,800	836,004
		4,939,292
Energy (2.4%)
Apache Corp.	29,950	786,188
Dril-Quip, Inc. (a)	14,100	423,423
Helmerich & Payne, Inc.	12,500	599,250
		1,808,861
Financials (15.9%)
Brown & Brown, Inc.	27,250	751,010
Commerce Bancshares, Inc.	18,681	1,053,047
Discover Financial Services	14,925	880,277
East West Bancorp, Inc.	11,850	515,831
Eaton Vance Corp.	13,925	489,882
FactSet Research Systems, Inc.	6,925	1,385,899
M&T Bank Corp.	7,025	1,005,488
Northern Trust Corp.	14,700	1,228,773
SEI Investments Co.	18,150	838,530
Signature Bank	7,050	724,811
State Street Corp.	12,350	778,915
SunTrust Banks, Inc.	17,050	860,002
T. Rowe Price Group, Inc.	8,125	750,100
W. R. Berkley Corp.	9,895	731,339
		11,993,904
Health Care (11.5%)
Agilent Technologies, Inc.	12,225	824,699
Cerner Corp. (a)	13,975	732,849
Henry Schein, Inc. (a)	10,225	802,867
Laboratory Corp. of America Holdings (a)	4,650	587,574
Mettler-Toledo International, Inc. (a)	1,400	791,812
PerkinElmer, Inc.	9,475	744,261
STERIS PLC	7,825	836,101
The Cooper Companies, Inc.	3,775	960,738
Varian Medical Systems, Inc. (a)	5,125	580,714
Waters Corp. (a)	5,175	976,263
Zimmer Biomet Holdings, Inc.	7,100	736,412
		8,574,290
Industrials (13.3%)
AMETEK, Inc.	15,700	1,062,890
Donaldson Co., Inc.	25,000	1,084,749
Expeditors International of Washington, Inc.	7,925	539,613
Hubbell, Inc.	11,225	1,115,092
IDEX Corp.	5,175	653,396
Kansas City Southern	7,950	758,828
Lincoln Electric Holdings, Inc.	9,450	745,133
Nordson Corp.	8,000	954,799
Roper Technologies, Inc.	3,750	999,450
Sensata Technologies Holding PLC (a)	13,400	600,856
The Middleby Corp. (a)	6,150	631,790
Verisk Analytics, Inc. (a)	7,125	776,910
		9,923,506
Information Technology (15.6%)
Akamai Technologies, Inc. (a)	10,925	667,299
Amdocs Ltd.	13,875	812,798
Amphenol Corp., Class A	11,500	931,730
ANSYS, Inc. (a)	5,000	714,700
Aspen Technology, Inc. (a)	8,075	663,604
Check Point Software Technologies Ltd. (a)	7,275	746,779
Citrix Systems, Inc.	7,850	804,310
F5 Networks, Inc. (a)	7,975	1,292,190
Fiserv, Inc. (a)	11,575	850,647
IPG Photonics Corp. (a)	6,600	747,714
Juniper Networks, Inc.	34,275	922,340
Paychex, Inc.	25,000	1,628,749
TE Connectivity Ltd.	12,375	935,921
		11,718,781
Materials (7.7%)
AptarGroup, Inc.	13,025	1,225,262
Avery Dennison Corp.	13,200	1,185,756
Ball Corp.	16,250	747,175
International Flavors & Fragrances, Inc.	10,300	1,382,981
RPM International, Inc.	20,550	1,207,929
		5,749,103
Real Estate (5.9%)
Alexandria Real Estate Equities, Inc.	5,000	576,200
Digital Realty Trust, Inc.	6,575	700,566
Host Hotels & Resorts, Inc.	37,100	618,457
Jones Lang LaSalle, Inc.	5,900	746,940
Lamar Advertising Co., Class A	9,275	641,645
Realty Income Corp.	17,975	1,133,144
		4,416,952
Utilities (5.1%)
American Water Works Co., Inc.	7,175	651,275
Consolidated Edison, Inc.	9,150	699,609
Eversource Energy	26,100	1,697,544
ONE Gas, Inc.	10,000	796,000
		3,844,428

TOTAL COMMON STOCKS (Cost $56,789,856)		72,968,572

INVESTMENT COMPANIES (4.1%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 2.28%(b)	3,034,757	3,034,757
TOTAL INVESTMENT COMPANIES (Cost $3,034,757)		3,034,757

Total Investments (Cost $59,824,613) — 101.5%(c)		76,003,329
Liabilities in excess of other assets — (1.5)%		(1,140,493)
NET ASSETS — 100.0%		$74,862,836

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of December 31, 2018.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

PLC          Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at fair value (cost $59,824,613)	$76,003,329
Dividends receivable	85,256
Receivable for investments sold	878,769
Receivable for capital shares issued	351,945
Receivable for tax reclaims	539
Prepaid expenses	17,316
Total Assets	77,337,154
Liabilities:
Payable for investments purchased	2,411,142
Payable for capital shares redeemed	1,386
Accrued expenses and other liabilities:
Investment adviser	46,662
Administration and accounting	3,010
Custodian	698
Shareholder servicing fees	720
Transfer agent	2,606
Trustee	65
Other	8,029
Total Liabilities	2,474,318
Net Assets	$74,862,836
Composition of Net Assets:
Paid in capital	$57,773,741
Total distributable earnings/(loss)	17,089,095
Net Assets	$74,862,836
Shares outstanding (par value $0.01, unlimited number of shares authorized)	4,744,576
Net Asset Value, Offering Price and Redemption price per share	$15.78

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividends	$978,307
Total Investment Income	978,307
Expenses:
Investment adviser	481,717
Administration and accounting	52,967
Chief compliance officer	5,719
Custodian	8,872
Shareholder servicing	6,673
Transfer agency	34,686
Trustee	3,651
Other	29,766
Recoupment of prior expenses reimbursed by the investment adviser	8,081
Total expenses	632,132
Net Expenses	632,132
Net Investment Income	346,175
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	3,814,615
Change in unrealized appreciation/depreciation from investments	(7,142,288)
Net realized/unrealized gains (losses) from investments	(3,327,673)
Change in Net Assets Resulting from Operations	$(2,981,498)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	December 31, 2018	December 31, 2017

Investment Activities:
Operations:
Net investment income	$346,175	$254,744
Net realized gains from investment transactions	3,814,615	3,948,758
Change in unrealized appreciation/depreciation from investments	(7,142,288)	6,095,730
Change in Net Assets Resulting from Operations	(2,981,498)	10,299,232
Distributions to shareholders:
Total Distributions	(4,017,880)	(3,858,721)
Change in Net Assets Resulting from distributions to shareholders	(4,017,880)	(3,858,721)
Capital Share Transactions:
Proceeds from shares issued	21,747,824	3,134,848
Dividends reinvested	3,308,277	3,284,122
Cost of shares redeemed	(4,741,801)	(1,806,705)
Change in Net Assets Resulting from Capital Share Transactions	20,314,300	4,612,265
Change in Net Assets	13,314,922	11,052,776
Net Assets:
Beginning of period	61,547,914	50,495,138
End of period	$74,862,836	$61,547,914
Share Transactions:
Issued	1,245,052	190,996
Reinvested	200,623	191,942
Redeemed	(267,350)	(107,853)
Change in shares	1,178,325	275,085

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

			For the nine
	For the year	For the year	months		For the year	For the year	For the year
	ended	ended	ended		ended	ended	ended
	December 31,	December 31,	December 31,		March 31,	March 31,	March 31,
	2018	2017	2016		2016	2015	2014

Net Asset Value, Beginning of Period	$17.26	$15.34	$15.29		$16.12	$15.03	$13.08

Investment Activities:
Operations:
Net investment income	0.08	0.08	0.12		0.09	0.05	0.04
Net realized/unrealized gains (losses) from investments	(0.62)	2.98	1.01		0.05	1.82	2.30
Total from investment activities	(0.54)	3.06	1.13		0.14	1.87	2.34
Dividends:
Net investment income	(0.08)	(0.08)	(0.13)		(0.09)	(0.05)	(0.04)
Net realized gains from investment transactions	(0.86)	(1.06)	(0.95)		(0.88)	(0.73)	(0.35)
Total dividends	(0.94)	(1.14)	(1.08)		(0.97)	(0.78)	(0.39)

Net Asset Value, End of Period	$15.78	$17.26	$15.34		$15.29	$16.12	$15.03

Total Return	(3.36)%	20.01%	7.29	%(a)	1.07%	12.65%	18.02%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$74,863	$61,548	$50,495		$47,941	$47,682	$41,793
Ratio of net expenses to average net assets	0.98%	1.00%	1.00	%(b)	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.54%	0.46%	0.99	%(b)	0.58%	0.34%	0.30%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	0.98%	0.98%	1.02	%(b)	1.03%	1.02%	1.01%
Portfolio turnover rate	19.34%	23.22%	14.53	%(a)	21.02%	15.76%	16.09%

(a)         Not annualized for periods less than one year.

(b)         Annualized for periods less than one year.

(c)          During the periods, certain fees were reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust SMID Cap Fund
December 31, 2018

Security Description	Shares	Fair Value ($)
COMMON STOCKS (98.6%)
Communication Services (1.2%)
Interpublic Group of Cos., Inc.	44,975	927,834
		927,834
Consumer Discretionary (10.8%)
Big Lots, Inc.	15,900	459,828
Brinker International, Inc.	13,500	593,730
Cheesecake Factory, Inc.	17,600	765,776
Choice Hotels International, Inc.	12,300	880,434
Dorman Products, Inc. (a)	11,000	990,220
Dunkin’ Brands Group, Inc.	8,900	570,668
Polaris Industries, Inc.	6,900	529,092
Service Corp. International	31,000	1,248,060
Texas Roadhouse, Inc.	12,400	740,280
Tiffany & Co.	6,400	515,264
Williams Sonoma, Inc.	14,900	751,705
		8,045,057
Consumer Staples (4.4%)
Church & Dwight Co., Inc.	19,925	1,310,268
Flowers Foods, Inc.	39,200	724,024
Lancaster Colony Corp.	4,400	778,184
Tootsie Roll Industries, Inc.	14,200	474,280
		3,286,756
Energy (2.7%)
Apache Corp.	16,700	438,375
Dril-Quip, Inc. (a)	14,000	420,420
Helmerich & Payne, Inc.	15,200	728,688
National Oilwell Varco, Inc.	16,200	416,340
		2,003,823
Financials (15.0%)
American Financial Group, Inc.	5,800	525,074
Bank of Hawaii Corp.	11,000	740,520
Brown & Brown, Inc.	31,500	868,140
Cincinnati Financial Corp.	9,000	696,780
Cohen & Steers, Inc.	13,800	473,616
Commerce Bancshares, Inc.	14,175	799,045
CVB Financial Corp.	23,900	483,497
East West Bancorp, Inc.	12,100	526,713
Eaton Vance Corp.	21,000	738,780
FactSet Research Systems, Inc.	5,500	1,100,715
SEI Investments Co.	18,550	857,010
Signature Bank	10,000	1,028,100
SVB Financial Group (a)	2,500	474,800
Texas Capital Bancshares, Inc. (a)	6,400	326,976
UMB Financial Corp.	12,400	756,028
W. R. Berkley Corp.	9,800	724,318
		11,120,112
Health Care (14.8%)
Chemed Corp.	3,200	906,496
Dentsply Sirona, Inc.	14,000	520,940
Henry Schein, Inc. (a)	7,900	620,308
Masimo Corp. (a)	11,700	1,256,229
Mettler-Toledo International, Inc. (a)	1,700	961,486
PerkinElmer, Inc.	14,300	1,123,265
ResMed, Inc.	11,300	1,286,731
STERIS PLC	8,600	918,910
The Cooper Companies, Inc.	4,300	1,094,350
Varian Medical Systems, Inc. (a)	7,200	815,832
Waters Corp. (a)	8,100	1,528,065
		11,032,612
Industrials (16.7%)
Applied Industrial Technologies, Inc.	16,500	890,010
C.H. Robinson Worldwide, Inc.	8,400	706,356
Donaldson Co., Inc.	28,000	1,214,919
Expeditors International of Washington, Inc.	11,300	769,417
Franklin Electric Co., Inc.	14,500	621,760
Hexcel Corp.	8,700	498,858
Hubbell, Inc.	11,075	1,100,191
IDEX Corp.	5,200	656,552
Kansas City Southern	5,600	534,520
Lincoln Electric Holdings, Inc.	10,700	843,695
Nordson Corp.	9,800	1,169,630
Sensata Technologies Holding PLC (a)	16,500	739,860
The Middleby Corp. (a)	5,800	595,834
UniFirst Corp.	6,850	980,030
Valmont Industries, Inc.	4,500	499,275
Wabtec Corp.	8,500	597,125
		12,418,032
Information Technology (14.3%)
Akamai Technologies, Inc. (a)	14,200	867,336
Amdocs Ltd.	15,500	907,990
ANSYS, Inc. (a)	5,100	728,994
Aspen Technology, Inc. (a)	13,300	1,092,994
Coherent, Inc. (a)	3,200	338,272
F5 Networks, Inc. (a)	8,200	1,328,646
IPG Photonics Corp. (a)	6,300	713,727
Jack Henry & Associates, Inc.	7,500	948,900
Juniper Networks, Inc.	34,000	914,940
Manhattan Associates, Inc. (a)	15,400	652,498
NETGEAR, Inc. (a)	13,700	712,811
Tech Data Corp. (a)	8,300	679,023
Teradata Corp. (a)	18,900	725,004
		10,611,135
Materials (6.5%)
AptarGroup, Inc.	13,000	1,222,910
Avery Dennison Corp.	8,300	745,589
International Flavors & Fragrances, Inc.	7,000	939,890
RPM International, Inc.	23,500	1,381,330
Silgan Holdings, Inc.	21,800	514,916
		4,804,635
Real Estate (8.4%)
American Campus Communities, Inc.	14,000	579,460
Camden Property Trust	11,800	1,038,990
CoreSite Realty Corp.	11,100	968,253
CubeSmart	21,500	616,835
Highwoods Properties, Inc.	14,000	541,660
Jones Lang LaSalle, Inc.	7,400	936,840
Lamar Advertising Co., Class A	12,100	837,078
Ryman Hospitality Properties, Inc.	10,300	686,907
		6,206,023
Utilities (3.8%)
Atmos Energy Corp.	9,800	908,656
New Jersey Resources Corp.	17,000	776,390
ONE Gas, Inc.	14,000	1,114,400
		2,799,446

TOTAL COMMON STOCKS (Cost $73,581,517)		73,255,465

INVESTMENT COMPANIES (1.3%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 2.28%(b)	993,206	993,206
TOTAL INVESTMENT COMPANIES (Cost $993,206)		993,206

Total Investments (Cost $74,574,723) — 99.9%(c)		74,248,671
Other assets in excess of liabilities — 0.1%		50,734
NET ASSETS — 100.0%		$74,299,405

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of December 31, 2018.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

PLC          Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust SMID Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at fair value (cost $74,574,723)	$74,248,671
Dividends receivable	88,780
Receivable for capital shares issued	6,290
Prepaid expenses	10,861
Total Assets	74,354,602
Liabilities:
Payable for capital shares redeemed	5,199
Accrued expenses and other liabilities:
Investment adviser	32,648
Administration and accounting	3,181
Custodian	827
Transfer agent	2,952
Trustee	110
Other	10,280
Total Liabilities	55,197
Net Assets	$74,299,405
Composition of Net Assets:
Paid in capital	$74,376,517
Total distributable earnings/(loss)	(77,112)
Net Assets	$74,299,405
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,077,824
Net Asset Value, Offering Price and Redemption price per share	$14.63

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividends	$1,121,522
Total Investment Income	1,121,522
Expenses:
Investment adviser	554,604
Administration and accounting	62,959
Chief compliance officer	6,901
Custodian	10,920
Transfer agency	35,326
Trustee	4,335
Other	48,735
Total expenses before fee reductions	723,780
Fees contractually reduced by the investment adviser	(168,823)
Net Expenses	554,957
Net Investment Income	566,565
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	960,363
Change in unrealized appreciation/depreciation from investments	(6,823,876)
Net realized/unrealized gains (losses) from investments	(5,863,513)
Change in Net Assets Resulting from Operations	$(5,296,948)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	December 31, 2018	December 31, 2017

Investment Activities:
Operations:
Net investment income	$566,565	$253,128
Net realized gains from investment transactions	960,363	511,700
Change in unrealized appreciation/depreciation from investments	(6,823,876)	5,147,292
Change in Net Assets Resulting from Operations	(5,296,948)	5,912,120
Distributions to shareholders:
Total Distributions	(1,420,548)	(588,629)
Change in Net Assets Resulting from distributions to shareholders	(1,420,548)	(588,629)
Capital Share Transactions:
Proceeds from shares issued	28,631,006	49,339,156
Dividends reinvested	1,390,368	574,905
Cost of shares redeemed	(5,447,086)	(5,305,384)
Change in Net Assets Resulting from Capital Share Transactions	24,574,288	44,608,677
Change in Net Assets	17,856,792	49,932,168
Net Assets:
Beginning of period	56,442,613	6,510,445
End of period	$74,299,405	$56,442,613
Share Transactions:
Issued	1,748,779	3,417,299
Reinvested	90,696	36,806
Redeemed	(336,839)	(361,781)
Change in shares	1,502,636	3,092,324

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

			For the nine
	For the year	For the year	months		For the year		For the year	For the year
	ended	ended	ended		ended		ended	ended
	December 31,	December 31,	December 31,		March 31,		March 31,	March 31,
	2018	2017	2016		2016		2015	2014

Net Asset Value, Beginning of Period	$15.79	$13.48	$12.49		$13.72		$13.49	$12.05

Investment Activities:
Operations:
Net investment income/(loss)	0.11	0.07	0.13		0.06		0.01	(0.01)
Net realized/unrealized gains (losses) from investments	(0.98)	2.41	1.72		(0.41)		0.97	2.40
Total from investment activities	(0.87)	2.48	1.85		(0.35)		0.98	2.39
Dividends:
Net investment income	(0.12)	(0.08)	(0.15)		(0.04)		—	—
Net realized gains from investment transactions	(0.17)	(0.09)	(0.71)		(0.84)		(0.75)	(0.95)
Total dividends	(0.29)	(0.17)	(0.86)		(0.88)		(0.75)	(0.95)

Net Asset Value, End of Period	$14.63	$15.79	$13.48		$12.49		$13.72	$13.49

Total Return	(5.62)%	18.39%	14.67	%(a)	(2.34)%		7.69%	20.05%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$74,299	$56,443	$6,510		$5,589		$5,386	$4,808
Ratio of net expenses to average net assets	0.75%	0.75%	0.75	%(b)	0.79	%(c)	1.00%	1.00%
Ratio of net investment income/(loss) to average net assets	0.77%	0.85%	1.31	%(b)	0.49%		0.09%	(0.06)%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (d)	0.98%	1.04%	1.61	%(b)	1.73%		1.73%	1.59%
Portfolio turnover rate	14.98%	37.44%	22.69	%(a)	50.15%		33.07%	35.97%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)                   Not annualized for periods less than one year.

(b)      Annualized for periods less than one year.

(c)       The net expense ratio shown for the period presented represents the blended ratio of the current expense limit in effect as of June 1, 2015 and the higher expense limit in effect prior to that date.

(d)                   During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Small Cap Fund
December 31, 2018

Security Description	Shares	Fair Value ($)
COMMON STOCKS (99.8%)
Communication Services (0.8%)
Cable One, Inc.	2,500	2,050,250
		2,050,250
Consumer Discretionary (13.2%)
Big Lots, Inc.	81,375	2,353,365
Brinker International, Inc.	44,875	1,973,603
Carter’s, Inc.	22,825	1,862,977
Cheesecake Factory, Inc.	56,950	2,477,895
Choice Hotels International, Inc.	61,450	4,398,590
Dorman Products, Inc. (a)	48,000	4,320,960
Dunkin’ Brands Group, Inc.	39,700	2,545,564
Gentherm, Inc. (a)	52,000	2,078,960
Monro Muffler Brake, Inc.	48,900	3,361,875
Texas Roadhouse, Inc.	58,875	3,514,837
Williams Sonoma, Inc.	60,600	3,057,270
		31,945,896
Consumer Staples (4.3%)
Flowers Foods, Inc.	175,000	3,232,250
Lancaster Colony Corp.	19,200	3,395,712
The Boston Beer Co., Inc., Class A (a)	8,825	2,125,413
Tootsie Roll Industries, Inc.	48,612	1,623,641
		10,377,016
Energy (2.6%)
Dril-Quip, Inc. (a)	61,325	1,841,589
Forum Energy Technologies, Inc. (a)	153,750	634,988
Natural Gas Services Group, Inc. (a)	46,675	767,337
Newpark Resources, Inc. (a)	218,000	1,497,660
RPC, Inc.	148,700	1,467,669
		6,209,243
Financials (16.3%)
1st Source Corp.	49,100	1,980,694
Artisan Partners Asset Management, Inc., Class A	55,450	1,226,000
Bank of Hawaii Corp.	50,325	3,387,878
Bridge BanCorp, Inc.	37,525	956,512
Bryn Mawr Bank Corp.	45,750	1,573,800
Camden National Corp.	36,000	1,294,920
Cohen & Steers, Inc.	59,825	2,053,194
Commerce Bancshares, Inc.	56,993	3,212,695
CVB Financial Corp.	85,300	1,725,619
Eaton Vance Corp.	76,375	2,686,873
German American BanCorp	37,575	1,043,458
Independent Bank Corp.	28,950	2,035,475
Lakeland Financial Corp.	61,325	2,462,812
Morningstar, Inc.	27,275	2,995,885
Texas Capital Bancshares, Inc. (a)	25,575	1,306,627
Tompkins Financial Corp.	32,600	2,445,326
UMB Financial Corp.	50,725	3,092,703
Washington Federal, Inc.	67,100	1,792,241
Washington Trust BanCorp, Inc.	44,375	2,109,144
		39,381,856
Health Care (17.6%)
Anika Therapeutics, Inc. (a)	53,900	1,811,579
Atrion Corp.	2,600	1,926,808
Bio-Techne Corp.	22,625	3,274,290
Bruker Corp.	123,250	3,669,153
Charles River Laboratories International, Inc. (a)	35,600	4,029,208
Chemed Corp.	16,275	4,610,381
CorVel Corp. (a)	23,300	1,438,076
Ensign Group, Inc.	67,450	2,616,386
Globus Medical, Inc., Class A (a)	61,675	2,669,294
Haemonetics Corp. (a)	31,350	3,136,568
Hill-Rom Holdings, Inc.	40,200	3,559,710
Masimo Corp. (a)	52,825	5,671,819
Premier, Inc. (a)	51,600	1,927,260
U.S. Physical Therapy, Inc.	23,725	2,428,254
		42,768,786
Industrials (15.8%)
Applied Industrial Technologies, Inc.	57,800	3,117,732
Donaldson Co., Inc.	102,000	4,425,780
Forward Air Corp.	47,200	2,588,920
Franklin Electric Co., Inc.	88,100	3,777,728
Herman Miller, Inc.	71,175	2,153,044
Hub Group, Inc., Class A (a)	80,075	2,968,380
Kadant, Inc.	26,150	2,130,179
Landstar System, Inc.	41,200	3,941,604
Lincoln Electric Holdings, Inc.	45,125	3,558,106
Tennant Co.	29,200	1,521,612
UniFirst Corp.	23,400	3,347,838
Valmont Industries, Inc.	15,650	1,736,368
Watts Water Technologies, Inc., Class A	45,400	2,929,662
		38,196,953
Information Technology (14.1%)
Aspen Technology, Inc. (a)	41,325	3,396,088
Coherent, Inc. (a)	21,050	2,225,196
CSG Systems International, Inc.	108,175	3,436,720
ExlService Holdings, Inc. (a)	51,375	2,703,353
InterDigital, Inc.	43,600	2,896,348
Manhattan Associates, Inc. (a)	72,550	3,073,944
NETGEAR, Inc. (a)	74,625	3,882,739
NIC, Inc.	232,175	2,897,544
Power Integrations, Inc.	36,750	2,241,015
Tech Data Corp. (a)	41,000	3,354,210
Teradata Corp. (a)	104,200	3,997,111
		34,104,268
Materials (4.5%)
AptarGroup, Inc.	49,250	4,632,947
Minerals Technologies, Inc.	32,725	1,680,102
Quaker Chemical Corp.	13,025	2,314,672
Silgan Holdings, Inc.	97,175	2,295,274
		10,922,995
Real Estate (5.7%)
American Campus Communities, Inc.	48,400	2,003,276
CoreSite Realty Corp.	36,500	3,183,895
CubeSmart	95,025	2,726,267
HFF, Inc., Class A	58,000	1,923,280
Highwoods Properties, Inc.	45,500	1,760,395
Ryman Hospitality Properties, Inc.	34,850	2,324,147
		13,921,260
Utilities (4.9%)
Chesapeake Utilities Corp.	32,950	2,678,835
Hawaiian Electric Industries, Inc.	68,375	2,503,893
New Jersey Resources Corp.	58,275	2,661,419
ONE Gas, Inc.	50,775	4,041,690
		11,885,837

TOTAL COMMON STOCKS (Cost $196,013,067)		241,764,360

INVESTMENT COMPANIES (0.3%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 2.28%(b)	711,329	711,329
TOTAL INVESTMENT COMPANIES (Cost $711,329)		711,329

Total Investments (Cost $196,724,396) — 100.1%(c)		242,475,689
Liabilities in excess of other assets — (0.1)%		(299,467)
NET ASSETS — 100.0%		$242,176,222

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of December 31, 2018.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at fair value (cost $196,724,396)	$242,475,689
Dividends receivable	242,528
Receivable for capital shares issued	58,412
Prepaid expenses	18,007
Total Assets	242,794,636
Liabilities:
Payable for capital shares redeemed	369,276
Accrued expenses and other liabilities:
Investment adviser	151,333
Administration and accounting	11,708
Custodian	4,182
Shareholder servicing fees	37,374
Transfer agent	3,325
Trustee	200
Other	41,016
Total Liabilities	618,414
Net Assets	$242,176,222
Composition of Net Assets:
Paid in capital	$193,226,138
Total distributable earnings/(loss)	48,950,084
Net Assets	$242,176,222
Shares outstanding (par value $0.01, unlimited number of shares authorized)	20,177,753
Net Asset Value, Offering Price and Redemption price per share	$12.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividends	$4,048,610
Total Investment Income	4,048,610
Expenses:
Investment adviser	2,181,419
Administration and accounting	242,250
Chief compliance officer	26,859
Custodian	40,159
Shareholder servicing	493,705
Transfer agency	39,234
Trustee	17,468
Other	125,437
Total expenses before fee reductions	3,166,531
Fees contractually reduced by the investment adviser	(261,419)
Net Expenses	2,905,112
Net Investment Income	1,143,498
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	43,824,649
Change in unrealized appreciation/depreciation from investments	(55,806,560)
Net realized/unrealized gains (losses) from investments	(11,981,911)
Change in Net Assets Resulting from Operations	$(10,838,413)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	December 31, 2018	December 31, 2017

Investment Activities:
Operations:
Net investment income	$1,143,498	$1,583,070
Net realized gains from investment transactions	43,824,649	16,055,505
Change in unrealized appreciation/depreciation from investments	(55,806,560)	22,621,553
Change in Net Assets Resulting from Operations	(10,838,413)	40,260,128
Distributions to shareholders:
Total Distributions	(34,637,332)	(30,670,654)
Change in Net Assets Resulting from distributions to shareholders	(34,637,332)	(30,670,654)
Capital Share Transactions:
Proceeds from shares issued	30,104,415	48,805,738
Dividends reinvested	32,559,881	30,030,732
Cost of shares redeemed	(141,125,269)	(49,906,454)
Change in Net Assets Resulting from Capital Share Transactions	(78,460,973)	28,930,016
Change in Net Assets	(123,936,718)	38,519,490
Net Assets:
Beginning of period	366,112,940	327,593,450
End of period	$242,176,222	$366,112,940
Share Transactions:
Issued	1,948,859	3,318,058
Reinvested	2,577,979	2,056,899
Redeemed	(9,208,620)	(3,373,765)
Change in shares	(4,681,782)	2,001,192

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

			For the nine
	For the year	For the year	months		For the year	For the year	For the year
	ended	ended	ended		ended	ended	ended
	December 31,	December 31,	December 31,		March 31,	March 31,	March 31,
	2018	2017	2016		2016	2015	2014

Net Asset Value, Beginning of Period	$14.73	$14.33	$12.74		$15.20	$15.73	$14.25

Investment Activities:
Operations:
Net investment income	0.07	0.07	0.12		0.06	0.03	—
Net realized/unrealized gains (losses) from investments	(0.86)	1.67	1.92		(0.25)	0.51	2.66
Total from investment activities	(0.79)	1.74	2.04		(0.19)	0.54	2.66
Dividends:
Net investment income	(0.07)	(0.08)	(0.14)		(0.06)	(0.01)	—
Net realized gains from investment transactions	(1.87)	(1.26)	(0.31)		(2.21)	(1.06)	(1.18)
Total dividends	(1.94)	(1.34)	(0.45)		(2.27)	(1.07)	(1.18)

Net Asset Value, End of Period	$12.00	$14.73	$14.33		$12.74	$15.20	$15.73

Total Return	(6.00)%	12.26%	15.94	%(a)	(0.52)%	3.81%	18.74%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$242,176	$366,113	$327,593		$338,656	$439,681	$536,292
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(b)	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.39%	0.46%	1.21	%(b)	0.44%	0.17%	0.02%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.09%	1.02%	1.06	%(b)	1.08%	1.05%	1.07%
Portfolio turnover rate	24.60%	23.78%	51.92	%(a)	37.42%	28.62%	34.50%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)         Not annualized for periods less than one year.

(b)         Annualized for periods less than one year.

(c)          During the periods, certain fees were reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

This page intentionally left blank.

Read our 2018 Annual ESG Impact Report online

We invite you to read our Annual ESG Impact Report online, which provides an in-depth view of the ways in which Boston Trust & Investment Management Company and Walden promote business sustainability and achieve impact on behalf of clients.

The report can be found at: https://waldenassetmgmt.com/wp-content/uploads/2019/02/annualreport2018.pdf

Included in this report:

•        Results of our shareholder engagement initiatives

•        Sustainable Development Goals (SDG) engagement mapping

•        Proxy voting record

•        Principles for Responsible Investment (PRI) assessment

•        Portfolio carbon footprints

•        Public policy initiatives

•        Industry thought leadership examples

•        Our company’s ESG performance

This page intentionally left blank.

Walden Asset Management Fund

Walden Equity Fund

December 31, 2018

William H. Apfel, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Asset Management Fund Objective

The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective

The Fund seeks long-term growth of capital through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the 12-month period ended December 31, 2018, the Walden Asset Management Fund and the Walden Equity Fund returned -1.90% and -2.54%, respectively. The results compared favorably to the relevant market indices, including the S&P 500 Index and the Bloomberg Barclays U.S. Government Credit Bond Index, which fell by 4.38% and 0.42%, respectively, for the year. Despite an equity allocation near the upper-end of the 40% to 80% policy range, the Walden Asset Management Fund’s equity segment returns outpaced the S&P 500 by roughly the same degree as the Walden Equity Fund and allowed the Fund’s overall value to hold up relatively well. This performance pattern of providing protection during market downturns has been typical over both Funds’ histories; an investment focus on reasonably valued, high-quality companies has typically been at the core of such index outperformance, and the recent period was a case in point.*

Within the equity portfolios, stock selection was the predominant driver of relative returns. Portfolio holdings within the information technology sector were positive contributors to both absolute and relative returns for the year ended December 31, 2018. Investments are concentrated among business models with high recurring revenue streams (i.e. software and services), while generally avoiding those that are dependent on ramping economic expansion (e.g. semiconductors)—both preferences worked well for the portfolio during the period given market sentiment, especially in the latter part of the year. An overweight position to financials, and banks and lenders in particular, however, was a drag on both relative and absolute performance. These stocks did not perform well, likely due to concerns relating to a flattening yield curve and murkier economic outlook. The same economic concern may also have led to stronger relative returns for the less economically sensitive consumer staples sector. The equity portfolios were overweight to the group relative to the Index, while three individual holdings—Costco, Church & Dwight, and Clorox—were significant contributors to overall outperformance.*

Outlook

Despite the market’s recent correction, we believe that most evidence supports a positive outlook for stocks. Low interest rates, a strong labor market, and healthy corporate cash flows reflect a robust domestic economy. And while economic indicators and geopolitical matters bear watching, most global economies continue to expand. Further, the combination of rising corporate profits and the market pullback has produced equity valuations that are reasonable by recent and historical standards, as well as our own metrics. As such, we continue to favor equities over both fixed income and money market instruments in the Walden Asset Management Fund and remain steadfast in focusing investments in financially strong companies that we believe are well-suited to weather potential economic turbulence.*

* Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Asset Management Fund
Walden Equity Fund
December 31, 2018

	For the periods ended 12/31/18
	Average Annual Total Returns
						Since
						Inception
	1 Year	3 years	5 Years	10 Years	15 Years	(6/18/99)
Walden Asset Management Fund(1)	-1.90%	7.12%	5.83%	8.61%	5.73%	5.06%
Walden Equity Fund(1)	-2.54%	9.58%	7.58%	11.87%	7.23%	5.98%
S&P 500 Index	-4.38%	9.26%	8.49%	13.12%	7.77%	5.25%
Bloomberg Barclays U.S. Government/Credit Bond Index	-0.42%	2.19%	2.53%	3.46%	3.85%	4.80%
FTSE 3 Month US T-Bill Index	1.86%	0.99%	0.60%	0.35%	1.26%	1.76%

Hypothetical Growth of a $100,000 Investment

The above charts represent a 10-year hypothetical $100,000 investment in the Walden Asset Management Fund and Walden Equity Fund, and includes the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and the graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Asset Management Fund is measured against a combination of equity and fixed income indices. The Walden Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also also widely viewed as a proxy for the total market. The Bloomberg Barclays U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Bloomberg Barclays U.S. Government/Credit Bond Index is a component of the Bloomberg Barclays U.S. Aggregate Bond Index. The FTSE 3 Month US T-Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Walden Asset Management Fund

Fund Net Asset Value:	$17.06
Gross Expense Ratio(1):	1.03%

Walden Equity Fund

Fund Net Asset Value:	$20.63
Gross Expense Ratio(1):	1.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from each Fund’s most recent prospectus, dated May 1, 2018. The contractual fee limit under each Fund’s expense limitation agreement is 1.00% of each Fund’s average annual net assets, subject to certain limitations as described in each Fund’s prospectus. Please see each Fund’s most recent prospectus for details. Additional information pertaining to each Fund’s expense ratio as of December 31, 2018 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2019 and may be renewed thereafter.

Walden Midcap Fund

December 31, 2018

Stephen J. Amyouny, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“mid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid cap funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

For the 12-month period ended December 31, 2018, the Walden Midcap Fund returned -3.58% in 2018, outperforming the -9.06% return of the Russell Midcap® Index. The Fund is also ahead of the index for the trailing three- and five-year time periods, with lower volatility than the index.

Our preference for higher-quality stocks was the primary driver of relative performance for the year. At a sector level, consumer discretionary and consumer staples stocks contributed most to relative performance. Within discretionary, our positioning among retailers was additive, while our avoidance of the most cyclical, economically sensitive industries (e.g. autos) also proved beneficial. Performance in consumer staples benefitted from the market favoring higher quality stocks. On the negative side the strategy’s modest underweight to utilities, the only sector posting a positive return for the year, detracted from results.*

Church & Dwight was the top individual stock contributor for the year. A leading manufacturer of household and personal care products, Church & Dwight produced strong sales and earnings results thanks to market share gains in laundry, positive price increases, and the successful integration of recent bolt-on acquisitions. On the negative side, IPG Photonics, the dominant provider of industrial fiber lasers, declined on disappointing revenue due to slowing orders from customers in Europe and China.

Outlook

It is difficult to know how long the market correction will last. The underlying fundamentals of the U.S. economy, including growth in employment, retail sales, capital investments, and corporate earnings, remain solid. However, there are signs of increasing macroeconomic uncertainty as well. Several indicators point to a deceleration of gross domestic product(1) growth from the very healthy levels experienced in 2018. Some areas of concern include a growth slowdown among key trading partners like Germany, Japan, and China, increasing concerns the U.S. Federal Reserve will be too aggressive in raising interest rates, and the potential for protectionist trade policies to weaken U.S. economic growth. While some market participants fear a recession, our base case outlook remains that fundamentals for the U.S. equity market remain solid. Valuations have become more reasonable, and some areas of speculative activity are less evident now than they were a year ago.

We remain focused on constructing a well-diversified portfolio of higher quality, reasonably valued companies that we believe can generate stronger economic returns across a full market cycle. Compared to the Russell Midcap® Index, the Walden Midcap Fund is invested in companies with higher and more stable returns on invested capital, stronger revenue and earnings growth, and less reliance on capital markets to fund investments. Despite this higher quality financial profile, valuation for the Fund on a GAAP price-to-earnings(2) basis, at 23x is approximately in line with the index at 22x. The combination of superior fundamentals, more resilient balance sheets, and reasonable valuation relative to the benchmark gives us confidence the Fund is well-positioned for the future.

*                 Portfolio composition is subject to change.

(1)         The gross domestic product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States

(2)         The price-to-earnings ratio (P/E Ratio) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Walden Midcap Fund
December 31, 2018

	For the periods ended 12/31/18
	Average Annual Total Returns
				Since
				Inception
	1 Year	3 Years	5 Years	(8/1/11)
Walden Midcap Fund(1)	-3.58%	8.95%	7.43%	9.88%
Russell Midcap® Index	-9.06%	7.04%	6.26%	10.09%

Hypothetical Growth of a $100,000 Investment

The above chart represents a hypothetical $100,000 investment in the Walden Midcap Fund from August 1, 2011 to December 31, 2018, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$15.57
Gross Expense Ratio(1):	1.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2018. Additional information pertaining to the Fund’s expense ratio as of December 31, 2018 can be found in the financial highlights included in this report.

Walden SMID Cap Fund

December 31, 2018

Kenneth P. Scott, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization (“smid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Smid cap companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the 12-month period ended December 31, 2018, the Walden SMID Cap Fund declined 5.59%, outperforming the -10.00% return of the Russell 2500™ Index. The Fund is also ahead of the index for the three- and five-year periods, with less volatility than the benchmark.

Our analysis suggests that stocks of higher-quality firms outperformed the Russell 2500™ Index in 2018. On a relative basis, Fund holdings in materials and health care contributed most positively to performance, while returns in information technology and financials detracted most from results this year. Relative underperformance in information technology was partly driven by our underweight to the internet software and services industry, which is overwhelmingly comprised of stocks we view as less reasonably valued. One of the top individual stock contributors for the year was Church & Dwight, a leading manufacturer of household and personal care products, that benefitted from strong sales and earnings results due to market share gains in laundry, positive price increases, and the successful integration of recent bolt-on acquisitions. Among detractors, Big Lots, a discount retailer, declined due to earnings that came in below expectations driven by higher labor and transportation costs.*

Outlook

It is difficult to know how long the market correction will last. The underlying fundamentals of the U.S. economy, including growth in employment, retail sales, capital investments, and corporate earnings, remain solid. However, there are signs of increasing macroeconomic uncertainty as well. Several indicators point to a deceleration of gross domestic product(1) growth from the very healthy levels experienced in 2018. Some areas of concern include a growth slowdown among key trading partners like Germany, Japan, and China, concerns that the U.S. Federal Reserve will be too aggressive in raising interest rates, and the potential for protectionist trade policies to weaken U.S. economic growth. While some market participants fear a recession, our base case outlook is that fundamentals for the U.S. smaller cap market remain solid. Valuations have become more reasonable, and some areas of speculative activity are less evident now than they were a year ago.

We remain focused on constructing a well-diversified Fund of higher quality, reasonably valued companies that we believe can generate stronger economic returns across a full market cycle. Compared to the benchmark, the Fund is invested in companies with higher and more stable returns on invested capital, stronger revenue and earnings growth, and less reliance on capital markets to fund investments. Despite this higher quality financial profile, valuation for the Fund currently stands at an average operating price-to-earnings (P/E) ratio(2) of 23x, lower than the Russell 2500™ operating P/E of 24x. On a GAAP basis, the Fund trades at a 25x P/E, a discount to the benchmark’s 29x GAAP P/E. The combination of superior fundamentals, more resilient balance sheets, and more reasonable valuation relative to the benchmark gives us confidence the Fund is well-positioned for the future.*

*                 Portfolio composition is subject to change.

(1)         The gross domestic product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States

(2)         The price-to-earnings ratio (P/E Ratio) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Walden SMID Cap Fund
December 31, 2018

	For the periods ended 12/31/18
	Average Annual Total Returns
				Since
				Inception
	1 Year	3 Years	5 Years	(6/28/12)
Walden SMID Cap Fund(1)	-5.59%	9.86%	6.04%	10.62%
Russell 2500™ Index	-10.00%	7.32%	5.15%	10.96%

Hypothetical Growth of a $100,000 Investment

The above chart represents a hypothetical $100,000 investment in the Walden SMID Cap Fund from June 28, 2012 to December 31, 2018, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden SMID Cap Fund is measured against the Russell 2500™ Index, which is an unmanaged index that tracks the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$15.12
Gross Expense Ratio(1):	1.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2018. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2018 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2019 and may be renewed thereafter.

Walden Small Cap Fund

December 31, 2018

Kenneth P. Scott, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization (“small cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small cap funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the 12-month period ended December 31, 2018, the Walden Small Cap Fund declined 6.05%, outperforming the -11.01% return of the Russell 2000® Index. The Fund is also ahead of the index for the three-year period, with less volatility than the benchmark.

Our analysis suggests that stocks of higher-quality firms outperformed the Russell 2000® Index in 2018. On a relative basis, Fund holdings in health care and consumer discretionary contributed most positively to performance, while returns in information technology and financials detracted most from results this year. Relative underperformance in information technology was driven by our underweight to the internet software and services industry, which is overwhelmingly comprised of stocks we view as less reasonably valued. The top individual stock contributor for the year was Haemonetics, a global leader in blood management solutions, in part a reflection of their successful launch of a next generation system. The top detractor was Coherent, a leader in industrial lasers, that was impacted by a cyclical slow down in orders for its OLED mobile phone display technology, as well as weakening demand in China.*

Outlook

It is difficult to know how long the market correction will last. The underlying fundamentals of the U.S. economy, including growth in employment, retail sales, capital investments, and corporate earnings, remain solid. However, there are signs of increasing macroeconomic uncertainty as well. Several indicators point to a deceleration of gross domestic product(1) growth from the very healthy levels experienced in 2018. Some areas of concern include a growth slowdown among key trading partners like Germany, Japan, and China, concerns that the U.S. Federal Reserve will be too aggressive in raising interest rates, and the potential for protectionist trade policies to weaken U.S. economic growth. While some market participants fear a recession, our base case outlook is that fundamentals for the U.S. small-cap market remain solid. Valuations have become more reasonable, and some areas of speculative activity are less evident now than they were a year ago.

We remain focused on constructing a well-diversified Fund of higher quality, reasonably valued companies that we believe can generate stronger economic returns across a full market cycle. Compared to the benchmark, the Fund is invested in companies with higher and more stable returns on invested capital, stronger revenue and earnings growth, and less reliance on capital markets to fund investments. Despite this higher quality financial profile, valuation for the Fund currently stands at an average operating price-to-earnings (P/E) ratio(2) of 25x, lower than the Russell 2000® operating P/E of 30x. The combination of superior fundamentals, more resilient balance sheets, and more reasonable valuation relative to the benchmark, gives us confidence the Fund is well-positioned for the future.*

*                 Portfolio composition is subject to change.

(1)         The gross domestic product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States

(2)         The price-to-earnings ratio (P/E Ratio) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Walden Small Cap Fund
December 31, 2018

	For the periods ended 12/31/18
	Average Annual Total Returns
					Since
					Inception
	1 Year	3 Years	5 Years	10 Years	(10/24/08)
Walden Small Cap Fund(1)	-6.05%	9.10%	4.37%	11.70%	12.02%
Russell 2000® Index	-11.01%	7.36%	4.41%	11.97%	12.44%

Hypothetical Growth of a $100,000 Investment

The above chart represents a 10-year hypothetical $100,000 investment in the Walden Small Cap Fund and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that tracks the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$17.24
Gross Expense Ratio(1):	1.03%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2018. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2018 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2019 and may be renewed thereafter.

Walden International Equity Fund

December 31, 2018

William H. Apfel, CFA

Lead Portfolio Manager

Nathaniel J. Riley, CFA

Portfolio Manager

David A. Sandell, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of equities of international companies.

Investment Concerns

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, regulatory, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the 12-month period ended December 31, 2018, the Walden International Equity Fund posted a total return of -10.18%. The Fund’s return exceeded that of its primary benchmark, the MSCI World ex-USA Index (net), which posted a return of -14.09% for the year.

Returns in most developed international markets were negative for the year. Slowing rates of economic growth in many regions throughout 2018 reduced prospects for corporate profit growth. Gross domestic product (GDP) growth rates are currently expected to fall further in 2019 across much of the developed world. This moderation in growth and in growth expectations is one factor which contributed to increased market volatility experienced in the Fund during the prior year. Other factors include political issues that threaten to further disrupt the global economy, including escalating trade restrictions between the US and China, and tensions within Europe including Brexit and a rising influence of nationalist political parties.

Against this backdrop, the Fund’s outperformance relative to its benchmark can be attributed largely to its investment style. Stocks of companies we view as higher-than-average quality, a characteristic we emphasize, outperformed during the year. This includes companies that are more profitable and have had earnings that are more stable over time than their peers, and therefore rely less on growth to meet investor expectations.*

* Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden International
Equity Fund
December 31, 2018

	For the periods ended 12/31/18
	Average Annual Total Returns
			Since
			Inception
	1 Year	3 Years	(6/9/15)
Walden International Equity Fund(1)	-10.18%	2.68%	0.80%
MSCI World ex-USA Index (net)	-14.09%	3.11%	0.26%

Hypothetical Growth of a $1,000,000 Investment

The above chart represents a hypothetical $1,000,000 investment in the Walden International Equity Fund from June 9, 2015 to December 31, 2018, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden International Equity Fund is measured against the MSCI World ex-USA Index. The MSCI World ex-USA Index captures large- and mid-cap representation of developed markets countries, excluding the United States. This index is unmanaged and the performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$9.78
Gross Expense Ratio(1):	1.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2018. The contractual fee limit under the Fund’s expense limitation agreement is 1.15% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2018 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2019 and may be renewed thereafter.

Schedule of Portfolio Investments	Walden Asset Management Fund
December 31, 2018

Security Description	Shares	Fair Value ($)
COMMON STOCKS (67.3%)
Communication Services (5.1%)
Alphabet, Inc., Class A (a)	1,000	1,044,960
Alphabet, Inc., Class C (a)	2,550	2,640,805
Charter Communications, Inc., Class A (a)	2,445	696,752
Comcast Corp., Class A	27,000	919,350
Omnicom Group, Inc.	14,000	1,025,360
		6,327,227
Consumer Discretionary (5.5%)
Advance Auto Parts, Inc.	2,500	393,650
Autoliv, Inc.	3,000	210,690
Booking Holdings, Inc. (a)	450	775,089
Dollar General Corp.	9,600	1,037,568
McDonald’s Corp.	2,000	355,140
NIKE, Inc., Class B	18,000	1,334,520
Ross Stores, Inc.	14,000	1,164,800
Starbucks Corp.	19,000	1,223,600
The Home Depot, Inc.	2,000	343,640
Veoneer, Inc. (a)	3,000	70,710
		6,909,407
Consumer Staples (7.1%)
Church & Dwight Co., Inc.	12,000	789,120
Colgate-Palmolive Co.	17,500	1,041,600
Costco Wholesale Corp.	8,600	1,751,906
Estee Lauder Cos., Inc.	10,000	1,301,000
PepsiCo, Inc.	13,000	1,436,240
Reckitt Benckiser Group PLC, Sponsored
ADR	25,000	378,250
The Clorox Co.	8,500	1,310,190
The Hershey Co.	8,000	857,440
		8,865,746
Energy (2.2%)
Apache Corp.	22,000	577,500
ConocoPhillips	35,000	2,182,250
		2,759,750
Financials (11.2%)
American Express Co.	10,000	953,200
BB&T Corp.	26,000	1,126,320
Cincinnati Financial Corp.	15,000	1,161,300
Comerica, Inc.	9,000	618,210
Commerce Bancshares, Inc.	13,891	783,036
Discover Financial Services	14,000	825,720
JPMorgan Chase & Co.	20,000	1,952,400
Northern Trust Corp.	14,000	1,170,260
PNC Financial Services Group, Inc.	11,500	1,344,465
State Street Corp.	10,500	662,235
SunTrust Banks, Inc.	20,000	1,008,800
T. Rowe Price Group, Inc.	10,000	923,200
U.S. Bancorp	31,500	1,439,550
		13,968,696
Health Care (10.7%)
Becton, Dickinson & Co.	7,750	1,746,230
Danaher Corp.	11,000	1,134,320
Henry Schein, Inc. (a)	14,000	1,099,280
Johnson & Johnson, Inc.	16,000	2,064,800
Medtronic PLC	10,000	909,600
Merck & Co., Inc.	15,600	1,191,996
Mettler-Toledo International, Inc. (a)	1,800	1,018,044
Stryker Corp.	8,000	1,254,000
UnitedHealth Group, Inc.	8,000	1,992,960
Waters Corp. (a)	5,000	943,250
		13,354,480

	Shares or
	Principal
	Amount($)
Industrials (8.0%)
3M Co.	8,000	1,524,320
Deere & Co.	6,500	969,605
Donaldson Co., Inc.	12,000	520,680
Emerson Electric Co.	15,100	902,225
Hubbell, Inc.	8,000	794,720
Illinois Tool Works, Inc.	8,000	1,013,520
Lincoln Electric Holdings, Inc.	9,000	709,650
Union Pacific Corp.	11,500	1,589,645
United Parcel Service, Inc., Class B	10,000	975,300
W.W. Grainger, Inc.	3,500	988,260
		9,987,925
Information Technology (14.0%)
Accenture PLC, Class A	12,500	1,762,625
Apple, Inc.	21,000	3,312,540
Automatic Data Processing, Inc.	13,000	1,704,560
Cisco Systems, Inc.	39,000	1,689,870
Cognizant Technology Solutions Corp.,
Class A	10,000	634,800
Microsoft Corp.	36,000	3,656,520
Oracle Corp.	39,000	1,760,850
TE Connectivity Ltd.	10,000	756,300
Visa, Inc., Class A	15,000	1,979,099
		17,257,164
Materials (1.6%)
AptarGroup, Inc.	11,000	1,034,770
Linde PLC	6,000	936,240
PPG Industries, Inc.	500	51,115
		2,022,125
Utilities (1.9%)
Consolidated Edison, Inc.	15,000	1,146,900
Eversource Energy	19,000	1,235,760
		2,382,660

TOTAL COMMON STOCKS (Cost $48,788,025)		83,835,180

CERTIFICATE OF DEPOSIT (0.1%)
Certificate of Deposit (0.1%)
Self Help Federal Credit Union, 1.30%, 6/21/19 (b)	100,000	99,354

TOTAL CERTIFICATE OF DEPOSIT (Cost $100,000)		99,354

CORPORATE BONDS (2.6%)

Consumer Discretionary (0.3%)
Starbucks Corp., 2.45%, 6/15/26, Callable 3/15/26 @ 100	350,000	315,410

Consumer Staples (0.1%)
Campbell Soup Co., 4.50%, 2/15/19	150,000	150,228

Financials (0.5%)
American Express Co., 2.65%, 12/2/22	287,000	277,898
KFW, 1.88%, 11/30/20	250,000	246,448
North American Development Bank, 4.38%, 2/11/20	100,000	101,598
		625,944

See Notes to Financial Statements

	Principal
Security Description	Amount($)	Fair Value ($)
CORPORATE BONDS, CONTINUED
Health Care (0.4%)
Abbott Laboratories, 2.95%, 3/15/25, Callable 12/15/24 @ 100	100,000	96,331
Kaiser Foundation Hospitals, 3.15%, 5/1/27, Callable 2/1/27 @ 100	250,000	240,594
Merck & Co., Inc., 3.88%, 1/15/21, Callable 10/15/20 @ 100	150,000	153,118
		490,043
Industrials (0.3%)
Emerson Electric Co., 2.63%, 2/15/23, Callable 11/15/22 @ 100	200,000	196,023
Hubbell, Inc., 3.35%, 3/1/26, Callable 12/1/25 @ 100	145,000	137,292
Hubbell, Inc., 3.63%, 11/15/22	75,000	74,883
		408,198
Information Technology (1.0%)
Apple, Inc., 2.85%, 5/6/21	350,000	350,546
Apple, Inc., 2.85%, 2/23/23, Callable 12/23/22 @ 100	150,000	148,247
Apple, Inc., 3.00%, 6/20/27, Callable 3/20/27 @ 100	200,000	190,798
Oracle Corp., 3.40%, 7/8/24, Callable 4/8/24 @ 100	300,000	299,628
Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	275,000	270,491
		1,259,710

TOTAL CORPORATE BONDS (Cost $3,324,129)		3,249,533

MUNICIPAL BONDS (0.4%)

New York (0.1%):
New York State Environmental Facilities Corp., Series C, 1.89%, 7/15/22	190,000	184,743

Wisconsin (0.3%):
Wisconsin State, Build America Bonds, GO, 4.60%, 5/1/26, Callable 5/1/21 @ 100	250,000	259,715

TOTAL MUNICIPAL BONDS (Cost $440,801)		444,458

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (25.4%)

Federal Farm Credit Bank (1.2%)
2.60%, 10/6/22	250,000	249,429
2.75%, 7/16/27	250,000	245,379
2.85%, 3/2/28	750,000	739,271
5.38%, 11/10/20	250,000	262,649
		1,496,728
Federal Home Loan Bank (5.6%)
1.88%, 11/29/21	1,000,000	982,360
2.13%, 3/10/23	1,000,000	980,093
2.50%, 3/11/22	200,000	199,685
2.88%, 6/14/24	1,000,000	1,006,187
2.88%, 9/13/24	1,000,000	1,006,110
3.25%, 6/9/23	850,000	872,080
5.25%, 8/15/22	1,000,000	1,089,647
5.50%, 7/15/36	700,000	901,671
		7,037,833
Federal Home Loan Mortgage Corp. (4.6%)
2.38%, 1/13/22	5,750,000	5,729,598

	Shares or
	Principal
	Amount($)
Federal National Mortgage Association (5.2%)
1.38%, 2/26/21	150,000	146,391
1.88%, 4/5/22	1,000,000	980,336
1.88%, 9/24/26	1,000,000	931,443
2.13%, 4/24/26	1,250,000	1,191,826
2.63%, 9/6/24	3,250,000	3,241,232
		6,491,228
Government National Mortgage Association (0.2%)
4.00%, 9/15/40	36,146	37,292
4.00%, 9/15/41	143,133	147,680
6.50%, 5/15/32	7,853	8,463
		193,435
Housing & Urban Development (0.4%)
2.70%, 8/1/22	491,000	489,081

U.S. Treasury Inflation Index Note (0.9%)
0.63%, 7/15/21	280,490	277,486
1.25%, 7/15/20	869,625	868,010
		1,145,496
U.S. Treasury Note (7.3%)
1.88%, 1/31/22	1,500,000	1,473,633
2.75%, 8/31/23	1,500,000	1,517,080
2.75%, 11/15/23	1,500,000	1,516,904
2.75%, 2/28/25	3,500,000	3,536,299
2.88%, 9/30/23	1,000,000	1,016,406
		9,060,322
TOTAL U.S. GOVERNMENT & U.S. GOVERNMEN T AGENCY
OBLIGATIONS (Cost $31,818,213)		31,643,721

INVESTMENT COMPANIES (3.4%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 2.28%(c)	4,216,980	4,216,980
TOTAL INVESTMENT COMPANIES (Cost $4,216,980)		4,216,980

Total Investments (Cost $88,688,148) — 99.2%(d)		123,489,226
Other assets in excess of liabilities — 0.8%		1,006,223
NET ASSETS — 100.0%		$124,495,449

(a)                   Non-income producing security.

(b)                   This security has been deemed illiquid and represents 0.08% of the Fund’s net assets.

(c)                    Rate disclosed is the seven day yield as of December 31, 2018.

(d)                   See Federal Tax Information listed in the Notes to the Financial Statements.

ADR       American Depositary Receipt

GO                General Obligation

See Notes to Financial Statements

Financial Statements	Walden Asset Management Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at fair value (cost $88,688,148)	$123,489,226
Interest and dividends receivable	403,845
Receivable for capital shares issued	815,700
Prepaid expenses	12,565
Total Assets	124,721,336
Liabilities:
Payable for capital shares redeemed	115,963
Accrued expenses and other liabilities:
Investment adviser	73,155
Administration and accounting	5,716
Custodian	1,575
Shareholder servicing fees	9,596
Transfer agent	3,385
Trustee	158
Other	16,339
Total Liabilities	225,887
Net Assets	$124,495,449
Composition of Net Assets:
Paid in capital	$89,668,414
Total distributable earnings/(loss)	34,827,035
Net Assets	$124,495,449
Shares outstanding (par value $0.01, unlimited number of shares authorized)	7,297,222
Net Asset Value, Offering Price and Redemption price per share	$17.06

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Interest	$860,040
Dividends	1,686,860
Total Investment Income	2,546,900
Expenses:
Investment adviser	944,398
Administration and accounting	108,823
Chief compliance officer	11,379
Custodian	17,637
Shareholder servicing	111,363
Transfer agency	41,234
Trustee	7,261
Other	62,395
Total expenses before fee reductions	1,304,490
Fees contractually reduced by the investment adviser	(45,249)
Net Expenses	1,259,241
Net Investment Income	1,287,659
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	1,472,942
Change in unrealized appreciation/depreciation from investments	(4,974,428)
Net realized/unrealized gains (losses) from investments	(3,501,486)
Change in Net Assets Resulting from Operations	$(2,213,827)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	December 31, 2018	December 31, 2017

Investment Activities:
Operations:
Net investment income	$1,287,659	$1,203,506
Net realized gains from investment transactions	1,472,942	734,267
Change in unrealized appreciation/depreciation from investments	(4,974,428)	13,570,535
Change in Net Assets Resulting from Operations	(2,213,827)	15,508,308
Distributions to shareholders:
Total Distributions	(2,600,816)	(2,154,656)
Change in Net Assets Resulting from distributions to shareholders	(2,600,816)	(2,154,656)
Capital Share Transactions:
Proceeds from shares issued	15,978,645	16,456,804
Dividends reinvested	2,139,780	1,829,653
Cost of shares redeemed	(10,164,112)	(11,410,706)
Change in Net Assets Resulting from Capital Share Transactions	7,954,313	6,875,751
Change in Net Assets	3,139,670	20,229,403
Net Assets:
Beginning of period	121,355,779	101,126,376
End of period	$124,495,449	$121,355,779
Share Transactions:
Issued	900,825	989,294
Reinvested	121,371	103,312
Redeemed	(559,444)	(681,099)
Change in shares	462,752	411,507

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

			For the nine
	For the year	For the year	months		For the year	For the year	For the year
	ended	ended	ended		ended	ended	ended
	December 31,	December 31,	December 31,		March 31,	March 31,	March 31,
	2018	2017	2016		2016	2015	2014

Net Asset Value, Beginning of Period	$17.76	$15.74	$15.32		$15.96	$15.17	$13.53

Investment Activities:
Operations:
Net investment income	0.19	0.18	0.13		0.20	0.17	0.13
Net realized/unrealized gains (losses) from investments	(0.52)	2.16	0.77		0.27	0.89	1.72
Total from investment activities	(0.33)	2.34	0.90		0.47	1.06	1.85
Dividends:
Net investment income	(0.18)	(0.18)	(0.17)		(0.21)	(0.16)	(0.13)
Net realized gains from investment transactions	(0.19)	(0.14)	(0.31)		(0.90)	(0.11)	(0.08)
Total dividends	(0.37)	(0.32)	(0.48)		(1.11)	(0.27)	(0.21)

Net Asset Value, End of Period	$17.06	$17.76	$15.74		$15.32	$15.96	$15.17

Total Return	(1.90)%	14.88%	5.87	%(a)	3.10%	7.00%	13.73%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$124,495	$121,356	$101,126		$86,891	$84,499	$79,168
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(b)	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.02%	1.08%	1.13	%(b)	1.29%	1.06%	0.95%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.04%	1.03%	1.05	%(b)	1.06%	1.04%	1.05%
Portfolio turnover rate	8.47%	8.40%	10.18	%(a)	15.56%	21.62%	6.50%

(a)         Not annualized for periods less than one year.

(b)         Annualized for periods less than one year.

(c)          During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Equity Fund
December 31, 2018

Security Description	Shares	Fair Value ($)
COMMON STOCKS (98.3%)
Communication Services (7.3%)
Alphabet, Inc., Class A (a)	2,800	2,925,888
Alphabet, Inc., Class C (a)	4,900	5,074,489
Charter Communications, Inc., Class A (a)	4,879	1,390,369
Comcast Corp., Class A	70,000	2,383,500
Omnicom Group, Inc.	30,000	2,197,200
		13,971,446
Consumer Discretionary (8.8%)
Advance Auto Parts, Inc.	7,000	1,102,220
Autoliv, Inc.	5,500	386,265
Booking Holdings, Inc. (a)	1,000	1,722,420
Dollar General Corp.	22,000	2,377,760
McDonald’s Corp.	11,000	1,953,270
NIKE, Inc., Class B	43,500	3,225,090
Ross Stores, Inc.	41,000	3,411,200
Starbucks Corp.	37,000	2,382,800
The TJX Cos., Inc.	6,000	268,440
Veoneer, Inc. (a)	5,500	129,635
		16,959,100
Consumer Staples (10.2%)
Church & Dwight Co., Inc.	30,000	1,972,800
Colgate-Palmolive Co.	30,000	1,785,600
Costco Wholesale Corp.	19,000	3,870,490
Estee Lauder Cos., Inc., Class A	25,000	3,252,500
PepsiCo, Inc.	28,000	3,093,440
Procter & Gamble Co.	5,000	459,600
Reckitt Benckiser Group PLC, Sponsored ADR	60,000	907,800
The Clorox Co.	18,000	2,774,520
The Hershey Co.	15,000	1,607,700
		19,724,450
Energy (3.1%)
Apache Corp.	56,500	1,483,125
ConocoPhillips	72,500	4,520,375
		6,003,500
Financials (16.1%)
American Express Co.	25,000	2,383,000
BB&T Corp.	55,000	2,382,600
Chubb Ltd.	8,000	1,033,440
Cincinnati Financial Corp.	18,000	1,393,560
Comerica, Inc.	23,000	1,579,870
Discover Financial Services	33,000	1,946,340
JPMorgan Chase & Co.	52,000	5,076,240
Northern Trust Corp.	28,000	2,340,520
PNC Financial Services Group, Inc.	28,500	3,331,935
State Street Corp.	26,000	1,639,820
SunTrust Banks, Inc.	45,000	2,269,800
T. Rowe Price Group, Inc.	21,500	1,984,880
U.S. Bancorp	80,000	3,656,000
		31,018,005
Health Care (16.1%)
Becton, Dickinson & Co.	17,000	3,830,440
Danaher Corp.	23,000	2,371,760
Dentsply Sirona, Inc.	17,000	632,570
Henry Schein, Inc. (a)	29,000	2,277,080
Johnson & Johnson, Inc.	35,000	4,516,750
Medtronic PLC	28,000	2,546,880
Merck & Co., Inc.	32,000	2,445,120
Mettler-Toledo International, Inc. (a)	4,500	2,545,110
Stryker Corp.	20,000	3,135,000
UnitedHealth Group, Inc.	18,000	4,484,160
Waters Corp. (a)	12,000	2,263,800
		31,048,670
Industrials (11.7%)
3M Co.	19,000	3,620,260
Deere & Co.	14,000	2,088,380
Donaldson Co., Inc.	35,000	1,518,650
Emerson Electric Co.	38,500	2,300,375
Hubbell, Inc.	21,000	2,086,140
Illinois Tool Works, Inc.	18,000	2,280,420
Union Pacific Corp.	31,500	4,354,245
United Parcel Service, Inc., Class B	23,000	2,243,190
W.W. Grainger, Inc.	7,000	1,976,520
		22,468,180
Information Technology (19.7%)
Accenture PLC, Class A	27,000	3,807,270
Apple, Inc.	48,500	7,650,390
Automatic Data Processing, Inc.	31,000	4,064,720
Cisco Systems, Inc.	65,000	2,816,450
International Business Machines Corp.	2,000	227,340
Microsoft Corp.	88,000	8,938,160
Oracle Corp.	90,000	4,063,500
TE Connectivity Ltd.	20,000	1,512,600
Visa, Inc., Class A	37,000	4,881,780
		37,962,210
Materials (2.5%)
AptarGroup, Inc.	26,000	2,445,820
Linde PLC	15,000	2,340,600
PPG Industries, Inc.	1,000	102,230
		4,888,650
Utilities (2.8%)
Consolidated Edison, Inc.	31,000	2,370,260
Eversource Energy	45,000	2,926,800
		5,297,060

TOTAL COMMON STOCKS (Cost $105,767,965)		189,341,271

INVESTMENT COMPANIES (1.6%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 2.28%(b)	3,081,315	3,081,315
TOTAL INVESTMENT COMPANIES (Cost $3,081,315)		3,081,315

Total Investments (Cost $108,849,280) — 99.9%(c)		192,422,586
Other assets in excess of liabilities — 0.1%		175,102
NET ASSETS — 100.0%		$192,597,688

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of December 31, 2018.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

ADR       American Depositary Receipt

PLC          Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at fair value (cost $108,849,280)	$192,422,586
Dividends receivable	253,877
Receivable for capital shares issued	151,313
Prepaid expenses	12,694
Total Assets	192,840,470
Liabilities:
Payable for capital shares redeemed	63,352
Accrued expenses and other liabilities:
Investment adviser	107,722
Administration and accounting	8,648
Custodian	2,669
Shareholder servicing fees	28,097
Transfer agent	3,441
Trustee	256
Other	28,597
Total Liabilities	242,782
Net Assets	$192,597,688
Composition of Net Assets:
Paid in capital	$109,012,144
Total distributable earnings/(loss)	83,585,544
Net Assets	$192,597,688
Shares outstanding (par value $0.01, unlimited number of shares authorized)	9,335,532
Net Asset Value, Offering Price and Redemption price per share	$20.63

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividends	$3,773,934
Total Investment Income	3,773,934
Expenses:
Investment adviser	1,553,636
Administration and accounting	170,418
Chief compliance officer	18,605
Custodian	28,944
Shareholder servicing	318,990
Transfer agency	43,697
Trustee	11,867
Other	91,345
Total expenses before fee reductions	2,237,502
Fees contractually reduced by the investment adviser	(166,166)
Net Expenses	2,071,336
Net Investment Income	1,702,598
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	2,964,658
Change in unrealized appreciation/depreciation from investments	(9,554,393)
Net realized/unrealized gains (losses) from investments	(6,589,735)
Change in Net Assets Resulting from Operations	$(4,887,137)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	December 31, 2018	December 31, 2017

Investment Activities:
Operations:
Net investment income	$1,702,598	$1,737,276
Net realized gains from investment transactions	2,964,658	7,172,343
Change in unrealized appreciation/depreciation from investments	(9,554,393)	26,282,872
Change in Net Assets Resulting from Operations	(4,887,137)	35,192,491
Distributions to shareholders:
Total Distributions	(4,155,199)	(9,793,672)
Change in Net Assets Resulting from distributions to shareholders	(4,155,199)	(9,793,672)
Capital Share Transactions:
Proceeds from shares issued	26,392,394	25,865,919
Dividends reinvested	3,440,593	8,724,992
Cost of shares redeemed	(25,632,176)	(44,380,575)
Change in Net Assets Resulting from Capital Share Transactions	4,200,811	(9,789,664)
Change in Net Assets	(4,841,525)	15,609,155
Net Assets:
Beginning of period	197,439,213	181,830,058
End of period	$192,597,688	$197,439,213
Share Transactions:
Issued	1,181,162	1,267,580
Reinvested	158,632	405,060
Redeemed	(1,139,738)	(2,196,814)
Change in shares	200,056	(524,174)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

			For the nine
	For the year	For the year	months		For the year	For the year	For the year
	ended	ended	ended		ended	ended	ended
	December 31,	December 31,	December 31,		March 31,	March 31,	March 31,
	2018	2017	2016		2016	2015	2014

Net Asset Value, Beginning of Period	$21.61	$18.82	$17.88		$18.55	$18.19	$15.41

Investment Activities:
Operations:
Net investment income	0.19	0.20	0.14		0.23	0.18	0.16
Net realized/unrealized gains (losses) from investments	(0.72)	3.70	1.44		0.29	1.29	2.86
Total from investment activities	(0.53)	3.90	1.58		0.52	1.47	3.02
Dividends:
Net investment income	(0.18)	(0.20)	(0.18)		(0.24)	(0.18)	(0.15)
Net realized gains from investment transactions	(0.27)	(0.91)	(0.46)		(0.95)	(0.93)	(0.09)
Total dividends	(0.45)	(1.11)	(0.64)		(1.19)	(1.11)	(0.24)

Net Asset Value, End of Period	$20.63	$21.61	$18.82		$17.88	$18.55	$18.19

Total Return	(2.54)%	20.77%	8.80	%(a)	2.92%	8.13%	19.66%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$192,598	$197,439	$181,830		$164,566	$157,499	$151,879
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(b)	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.82%	0.93%	1.00	%(b)	1.21%	0.95%	0.95%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.08%	1.07%	1.09	%(b)	1.10%	1.09%	1.08%
Portfolio turnover rate	6.51%	9.88%	9.94	%(a)	17.78%	21.31%	12.33%

(a)              Not annualized for periods less than one year.

(b)              Annualized for periods less than one year.

(c)               During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Midcap Fund
December 31, 2018

Security Description	Shares	Fair Value ($)
COMMON STOCKS (98.7%)
Communication Services (1.3%)
Omnicom Group, Inc.	7,900	578,596
		578,596
Consumer Discretionary (11.1%)
Dollar General Corp.	6,775	732,242
Dunkin’ Brands Group, Inc.	7,400	474,488
Expedia, Inc.	4,000	450,600
Hasbro, Inc.	5,000	406,250
Hyatt Hotels Corp., Class A	12,375	836,550
O’Reilly Automotive, Inc. (a)	1,800	619,794
Polaris Industries, Inc.	4,150	318,222
Ross Stores, Inc.	9,900	823,680
Williams Sonoma, Inc.	8,250	416,213
		5,078,039
Consumer Staples (6.3%)
Church & Dwight Co., Inc.	13,050	858,168
McCormick & Co., Inc.	4,100	570,884
The Clorox Co.	5,750	886,305
The Hershey Co.	5,425	581,452
		2,896,809
Energy (2.6%)
Apache Corp.	17,300	454,125
Dril-Quip, Inc. (a)	9,925	298,048
Helmerich & Payne, Inc.	9,100	436,254
		1,188,427
Financials (16.9%)
Brown & Brown, Inc.	17,450	480,922
Commerce Bancshares, Inc.	13,251	746,958
Discover Financial Services	9,000	530,820
East West Bancorp, Inc.	8,450	367,829
Eaton Vance Corp.	9,900	348,282
FactSet Research Systems, Inc.	4,575	915,594
M&T Bank Corp.	5,250	751,432
Northern Trust Corp.	8,975	750,220
SEI Investments Co.	11,375	525,525
Signature Bank	4,750	488,348
State Street Corp.	6,900	435,183
SunTrust Banks, Inc.	10,425	525,837
T. Rowe Price Group, Inc.	4,600	424,672
W. R. Berkley Corp.	6,310	466,372
		7,757,994
Health Care (11.0%)
Agilent Technologies, Inc.	7,500	505,950
Cerner Corp. (a)	8,500	445,740
Henry Schein, Inc. (a)	6,750	530,010
Mettler-Toledo International, Inc. (a)	900	509,022
PerkinElmer, Inc.	5,875	461,481
STERIS PLC	4,400	470,140
The Cooper Companies, Inc.	2,275	578,987
Varian Medical Systems, Inc. (a)	4,725	535,390
Waters Corp. (a)	3,050	575,383
Zimmer Biomet Holdings, Inc.	4,225	438,217
		5,050,320
Industrials (14.0%)
AMETEK, Inc.	10,575	715,928
Donaldson Co., Inc.	16,100	698,579
Dover Corp.	5,275	374,261
Expeditors International of Washington, Inc.	5,225	355,770
Hubbell, Inc.	7,275	722,698
IDEX Corp.	3,450	435,597
Lincoln Electric Holdings, Inc.	6,175	486,899
Nordson Corp.	5,525	659,409
Roper Technologies, Inc.	2,325	619,659
Sensata Technologies Holding PLC (a)	8,900	399,076
The Middleby Corp. (a)	4,475	459,717
Verisk Analytics, Inc. (a)	4,600	501,584
		6,429,177
Information Technology (15.3%)
Akamai Technologies, Inc. (a)	6,900	421,452
Amdocs Ltd.	9,125	534,543
ANSYS, Inc. (a)	2,850	407,379
Aspen Technology, Inc. (a)	5,100	419,118
Check Point Software Technologies Ltd. (a)	5,200	533,780
Citrix Systems, Inc.	5,325	545,599
F5 Networks, Inc. (a)	5,475	887,114
Fiserv, Inc. (a)	7,900	580,571
IPG Photonics Corp. (a)	4,325	489,979
Juniper Networks, Inc.	21,550	579,911
Paychex, Inc.	15,700	1,022,854
TE Connectivity Ltd.	7,550	571,007
		6,993,307
Materials (8.0%)
AptarGroup, Inc.	7,700	724,339
Avery Dennison Corp.	8,075	725,378
Ball Corp.	11,400	524,172
International Flavors & Fragrances, Inc.	6,625	889,538
RPM International, Inc.	13,675	803,817
		3,667,244
Real Estate (6.3%)
Alexandria Real Estate Equities, Inc.	3,200	368,768
Digital Realty Trust, Inc.	4,150	442,183
Host Hotels & Resorts, Inc.	24,075	401,330
Jones Lang LaSalle, Inc.	3,875	490,575
Lamar Advertising Co., Class A	6,075	420,269
Realty Income Corp.	11,900	750,175
		2,873,300
Utilities (5.9%)
American Water Works Co., Inc.	4,525	410,734
Consolidated Edison, Inc.	7,400	565,804
Eversource Energy	18,305	1,190,557
ONE Gas, Inc.	7,000	557,200
		2,724,295

TOTAL COMMON STOCKS (Cost $34,455,595)		45,237,508

INVESTMENT COMPANIES (0.9%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 2.28%(b)	408,850	408,850
TOTAL INVESTMENT COMPANIES (Cost $408,850)		408,850

Total Investments (Cost $34,864,445) — 99.6%(c)		45,646,358
Other assets in excess of liabilities — 0.4%		172,884
NET ASSETS — 100.0%		$45,819,242

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of December 31, 2018.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

PLC          Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at fair value (cost $34,864,445)	$45,646,358
Dividends receivable	49,597
Receivable for investments sold	512,615
Receivable for capital shares issued	25,092
Receivable for tax reclaims	555
Prepaid expenses	5,621
Total Assets	46,239,838
Liabilities:
Payable for investments purchased	378,993
Payable for capital shares redeemed	19
Accrued expenses and other liabilities:
Investment adviser	28,934
Administration and accounting	2,117
Custodian	652
Shareholder servicing fees	481
Transfer agent	2,934
Trustee	51
Other	6,415
Total Liabilities	420,596
Net Assets	$45,819,242
Composition of Net Assets:
Paid in capital	$34,471,778
Total distributable earnings/(loss)	11,347,464
Net Assets	$45,819,242
Shares outstanding (par value $0.01, unlimited number of shares authorized)	2,942,979
Net Asset Value, Offering Price and Redemption price per share	$15.57

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividends	$747,690
Total Investment Income	747,690
Expenses:
Investment adviser	364,895
Administration and accounting	40,639
Chief compliance officer	4,397
Custodian	6,857
Shareholder servicing	5,349
Transfer agency	34,549
Trustee	2,804
Other	25,914
Recoupment of prior expenses reimbursed by the investment adviser	1,091
Total expenses	486,495
Net Expenses	486,495
Net Investment Income	261,195
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	2,611,419
Change in unrealized appreciation/depreciation from investments	(4,638,576)
Net realized/unrealized gains (losses) from investments	(2,027,157)
Change in Net Assets Resulting from Operations	$(1,765,962)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	December 31, 2018	December 31, 2017

Investment Activities:
Operations:
Net investment income	$261,195	$194,063
Net realized gains from investment transactions	2,611,419	2,158,098
Change in unrealized appreciation/depreciation from investments	(4,638,576)	5,350,670
Change in Net Assets Resulting from Operations	(1,765,962)	7,702,831
Distributions to shareholders:
Total Distributions	(3,064,044)	(1,518,704)
Change in Net Assets Resulting from distributions to shareholders	(3,064,044)	(1,518,704)
Capital Share Transactions:
Proceeds from shares issued	5,213,428	2,254,433
Dividends reinvested	2,641,329	1,393,823
Cost of shares redeemed	(3,767,045)	(2,329,398)
Change in Net Assets Resulting from Capital Share Transactions	4,087,712	1,318,858
Change in Net Assets	(742,294)	7,502,985
Net Assets:
Beginning of period	46,561,536	39,058,551
End of period	$45,819,242	$46,561,536
Share Transactions:
Issued	294,070	142,246
Reinvested	161,945	81,701
Redeemed	(213,991)	(144,502)
Change in shares	242,024	79,445

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

			For the nine
	For the year	For the year	months		For the year	For the year	For the year
	ended	ended	ended		ended	ended	ended
	December 31,	December 31,	December 31,		March 31,	March 31,	March 31,
	2018	2017	2016		2016	2015	2014

Net Asset Value, Beginning of Period	$17.24	$14.90	$14.57		$15.18	$14.06	$12.06

Investment Activities:
Operations:
Net investment income	0.09	0.07	0.11		0.09	0.05	0.04
Net realized/unrealized gains (losses) from investments	(0.66)	2.85	0.97		0.07	1.65	2.08
Total from investment activities	(0.57)	2.92	1.08		0.16	1.70	2.12
Dividends:
Net investment income	(0.09)	(0.08)	(0.12)		(0.08)	(0.05)	(0.03)
Net realized gains from investment transactions	(1.01)	(0.50)	(0.63)		(0.69)	(0.53)	(0.09)
Total dividends	(1.10)	(0.58)	(0.75)		(0.77)	(0.58)	(0.12)

Net Asset Value, End of Period	$15.57	$17.24	$14.90		$14.57	$15.18	$14.06

Total Return	(3.58)%	19.62%	7.36	%(a)	1.27%	12.25%	17.65%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$45,819	$46,562	$39,059		$35,543	$34,959	$30,577
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(b)	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.54%	0.45%	0.97	%(b)	0.59%	0.35%	0.30%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.00%	1.01%	1.04	%(b)	1.07%	1.04%	1.04%
Portfolio turnover rate	18.66%	24.85%	12.59	%(a)	20.10%	16.06%	14.86%

(a)              Not annualized for periods less than one year.

(b)              Annualized for periods less than one year.

(c)               During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden SMID Cap Fund
December 31, 2018

Security Description	Shares	Fair Value ($)
COMMON STOCKS (101.9%)
Communication Services (1.3%)
Interpublic Group of Cos., Inc.	29,825	615,290
		615,290
Consumer Discretionary (9.9%)
Big Lots, Inc.	11,175	323,181
Brinker International, Inc.	9,200	404,616
Cheesecake Factory, Inc.	12,100	526,471
Choice Hotels International, Inc.	8,400	601,272
Dorman Products, Inc. (a)	7,900	711,158
Dunkin’ Brands Group, Inc.	6,000	384,720
Polaris Industries, Inc.	5,100	391,068
Texas Roadhouse, Inc.	8,500	507,450
Tiffany & Co.	4,400	354,244
Williams Sonoma, Inc.	9,900	499,455
		4,703,635
Consumer Staples (4.7%)
Church & Dwight Co., Inc.	13,225	869,676
Flowers Foods, Inc.	27,950	516,237
Lancaster Colony Corp.	3,000	530,580
Tootsie Roll Industries, Inc.	9,600	320,640
		2,237,133
Energy (2.3%)
Apache Corp.	11,275	295,969
Dril-Quip, Inc. (a)	8,600	258,258
Helmerich & Payne, Inc.	11,425	547,714
		1,101,941
Financials (16.4%)
American Financial Group, Inc.	5,400	488,862
Bank of Hawaii Corp.	7,300	491,436
Brown & Brown, Inc.	21,325	587,717
Cincinnati Financial Corp.	5,925	458,714
Cohen & Steers, Inc.	9,500	326,040
Commerce Bancshares, Inc.	9,985	562,854
CVB Financial Corp.	16,700	337,841
East West Bancorp, Inc.	8,400	365,652
Eaton Vance Corp.	14,100	496,038
FactSet Research Systems, Inc.	3,550	710,462
SEI Investments Co.	12,500	577,500
Signature Bank	6,400	657,983
SVB Financial Group (a)	2,625	498,540
Texas Capital Bancshares, Inc. (a)	4,300	219,687
UMB Financial Corp.	8,400	512,148
W. R. Berkley Corp.	6,900	509,979
		7,801,453
Health Care (15.5%)
Chemed Corp.	2,150	609,052
Dentsply Sirona, Inc.	9,850	366,519
Henry Schein, Inc. (a)	5,500	431,860
Masimo Corp. (a)	7,900	848,223
Mettler-Toledo International, Inc. (a)	1,400	791,812
PerkinElmer, Inc.	9,000	706,950
ResMed, Inc.	7,100	808,477
STERIS PLC	6,100	651,785
The Cooper Companies, Inc.	2,650	674,425
Varian Medical Systems, Inc. (a)	4,500	509,895
Waters Corp. (a)	5,100	962,115
		7,361,113
Industrials (17.3%)
Applied Industrial Technologies, Inc.	10,300	555,582
C.H. Robinson Worldwide, Inc.	5,575	468,802
Donaldson Co., Inc.	20,900	906,850
Expeditors International of Washington, Inc.	7,800	531,102
Franklin Electric Co., Inc.	12,800	548,864
Hexcel Corp.	6,000	344,040
Hubbell, Inc.	7,200	715,248
IDEX Corp.	3,600	454,536
Lincoln Electric Holdings, Inc.	7,250	571,663
Nordson Corp.	6,000	716,100
Sensata Technologies Holding PLC (a)	11,400	511,176
The Middleby Corp. (a)	4,800	493,104
UniFirst Corp.	5,300	758,271
Valmont Industries, Inc.	3,000	332,850
Wabtec Corp.	5,700	400,425
		8,308,613
Information Technology (15.3%)
Akamai Technologies, Inc. (a)	9,500	580,260
Amdocs Ltd.	10,550	618,018
ANSYS, Inc. (a)	3,700	528,878
Aspen Technology, Inc. (a)	8,400	690,312
Coherent, Inc. (a)	2,400	253,704
F5 Networks, Inc. (a)	5,950	964,079
IPG Photonics Corp. (a)	4,250	481,483
Jack Henry & Associates, Inc.	4,800	607,296
Juniper Networks, Inc.	23,900	643,149
Manhattan Associates, Inc. (a)	10,700	453,359
NETGEAR, Inc. (a)	9,600	499,488
Tech Data Corp. (a)	5,500	449,955
Teradata Corp. (a)	13,200	506,352
		7,276,333
Materials (6.7%)
AptarGroup, Inc.	8,300	780,781
Avery Dennison Corp.	5,700	512,031
International Flavors & Fragrances, Inc.	4,700	631,069
RPM International, Inc.	15,400	905,212
Silgan Holdings, Inc.	15,400	363,748
		3,192,841
Real Estate (8.5%)
American Campus Communities, Inc.	9,500	393,205
Camden Property Trust	7,100	625,155
CoreSite Realty Corp.	6,900	601,887
CubeSmart	14,600	418,874
Highwoods Properties, Inc.	9,100	352,079
Jones Lang LaSalle, Inc.	4,900	620,340
Lamar Advertising Co., Class A	8,200	567,276
Ryman Hospitality Properties, Inc.	6,900	460,161
		4,038,977
Utilities (4.0%)
Atmos Energy Corp.	6,600	611,952
New Jersey Resources Corp.	11,375	519,496
ONE Gas, Inc.	9,600	764,160
		1,895,608

TOTAL COMMON STOCKS (Cost $41,308,433)		48,532,937

INVESTMENT COMPANIES (0.3%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 2.28%(b)	141,823	141,823
TOTAL INVESTMENT COMPANIES (Cost $141,823)		141,823

Total Investments (Cost $41,450,256) — 102.2%(c)		48,674,760
Liabilities in excess of other assets — (2.2)%		(1,053,935)
NET ASSETS — 100.0%		$47,620,825

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of December 31, 2018.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

PLC          Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden SMID Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at fair value (cost $41,450,256)	$48,674,760
Dividends receivable	57,306
Receivable for capital shares issued	9,671
Prepaid expenses	8,062
Total Assets	48,749,799
Liabilities:
Payable for capital shares redeemed	1,086,284
Accrued expenses and other liabilities:
Investment adviser	26,092
Administration and accounting	2,290
Custodian	697
Shareholder servicing fees	3,503
Transfer agent	3,137
Trustee	54
Other	6,917
Total Liabilities	1,128,974
Net Assets	$47,620,825
Composition of Net Assets:
Paid in capital	$40,195,549
Total distributable earnings/(loss)	7,425,276
Net Assets	$47,620,825
Shares outstanding (par value $0.01, unlimited number of shares authorized)	3,149,677
Net Asset Value, Offering Price and Redemption price per share	$15.12

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividends	$800,834
Total Investment Income	800,834
Expenses:
Investment adviser	394,738
Administration and accounting	43,943
Chief compliance officer	4,739
Custodian	7,454
Shareholder servicing	37,784
Transfer agency	37,540
Trustee	3,012
Other	39,525
Total expenses before fee reductions	568,735
Fees contractually reduced by the investment adviser	(42,347)
Net Expenses	526,388
Net Investment Income	274,446
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	1,583,837
Change in unrealized appreciation/depreciation from investments	(4,903,119)
Net realized/unrealized gains (losses) from investments	(3,319,282)
Change in Net Assets Resulting from Operations	$(3,044,836)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	December 31, 2018	December 31, 2017

Investment Activities:
Operations:
Net investment income	$274,446	$202,024
Net realized gains from investment transactions	1,583,837	1,342,837
Change in unrealized appreciation/depreciation from investments	(4,903,119)	5,029,481
Change in Net Assets Resulting from Operations	(3,044,836)	6,574,342
Distributions to shareholders:
Total Distributions	(2,123,241)	(1,023,323)
Change in Net Assets Resulting from distributions to shareholders	(2,123,241)	(1,023,323)
Capital Share Transactions:
Proceeds from shares issued	13,129,291	8,072,991
Dividends reinvested	1,610,869	777,475
Cost of shares redeemed	(7,583,025)	(6,898,171)
Change in Net Assets Resulting from Capital Share Transactions	7,157,135	1,952,295
Change in Net Assets	1,989,058	7,503,314
Net Assets:
Beginning of period	45,631,767	38,128,453
End of period	$47,620,825	$45,631,767
Share Transactions:
Issued	772,168	519,460
Reinvested	101,825	47,091
Redeemed	(458,240)	(445,035)
Change in shares	415,753	121,516

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

			For the nine
	For the year	For the year	months		For the year	For the year	For the year
	ended	ended	ended		ended	ended	Ended
	December 31,	December 31,	December 31,		March 31,	March 31,	March 31,
	2018	2017	2016		2016	2015	2014

Net Asset Value, Beginning of Period	$16.69	$14.60	$13.40		$14.70	$13.97	$12.09

Investment Activities:
Operations:
Net investment income/(loss)	0.09	0.07	0.12		0.04	0.01	(0.01)
Net realized/unrealized gains (losses) from investments	(0.99)	2.40	1.87		(0.44)	1.03	2.38
Total from investment activities	(0.90)	2.47	1.99		(0.40)	1.04	2.37
Dividends:
Net investment income	(0.09)	(0.09)	(0.14)		(0.02)	(0.01)	—
Net realized gains from investment transactions	(0.58)	(0.29)	(0.65)		(0.88)	(0.30)	(0.49)
Total dividends	(0.67)	(0.38)	(0.79)		(0.90)	(0.31)	(0.49)

Net Asset Value, End of Period	$15.12	$16.69	$14.60		$13.40	$14.70	$13.97

Total Return	(5.59)%	16.94%	14.73	%(a)	(2.47)%	7.60%	19.68%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$47,621	$45,632	$38,128		$32,452	$28,369	$25,780
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(b)	1.00%	1.00%	1.00%
Ratio of net investment income/(loss) to average net assets	0.52%	0.48%	1.12	%(b)	0.30%	0.08%	(0.05)%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.08%	1.08%	1.12	%(b)	1.15%	1.12%	1.12%
Portfolio turnover rate	18.61%	31.92%	20.85	%(a)	43.24%	33.61%	51.57%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)              Not annualized for periods less than one year.

(b)              Annualized for periods less than one year.

(c)               During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Small Cap Fund
December 31, 2018

Security Description	Shares	Fair Value ($)
COMMON STOCKS (99.1%)
Communication Services (0.9%)
Cable One, Inc.	890	729,889
		729,889
Consumer Discretionary (13.1%)
Big Lots, Inc.	27,750	802,530
Brinker International, Inc.	15,350	675,093
Carter’s, Inc.	7,900	644,798
Cheesecake Factory, Inc.	19,775	860,410
Choice Hotels International, Inc.	20,675	1,479,916
Dorman Products, Inc. (a)	15,825	1,424,567
Dunkin’ Brands Group, Inc.	13,700	878,444
Gentherm, Inc. (a)	18,100	723,638
Monro Muffler Brake, Inc.	17,100	1,175,625
Texas Roadhouse, Inc.	19,975	1,192,508
Williams Sonoma, Inc.	20,375	1,027,919
		10,885,448
Consumer Staples (4.8%)
Flowers Foods, Inc.	71,625	1,322,914
Lancaster Colony Corp.	10,000	1,768,600
Tootsie Roll Industries, Inc.	27,675	924,345
		4,015,859
Energy (2.5%)
Dril-Quip, Inc. (a)	20,800	624,624
Forum Energy Technologies, Inc. (a)	53,950	222,814
Natural Gas Services Group, Inc. (a)	14,200	233,448
Newpark Resources, Inc. (a)	70,700	485,709
RPC, Inc.	50,500	498,435
		2,065,030
Financials (16.3%)
1st Source Corp.	17,300	697,882
Artisan Partners Asset Management, Inc., Class A	19,100	422,301
Bank of Hawaii Corp.	16,925	1,139,391
Bridge BanCorp, Inc.	13,025	332,007
Bryn Mawr Bank Corp.	15,600	536,640
Camden National Corp.	12,700	456,819
Cohen & Steers, Inc.	21,000	720,720
Commerce Bancshares, Inc.	19,709	1,110,996
CVB Financial Corp.	29,200	590,716
Eaton Vance Corp.	26,550	934,029
German American BanCorp	13,225	367,258
Independent Bank Corp.	12,075	848,993
Lakeland Financial Corp.	20,425	820,268
Morningstar, Inc.	9,175	1,007,781
Texas Capital Bancshares, Inc. (a)	8,500	434,265
Tompkins Financial Corp.	11,150	836,362
UMB Financial Corp.	16,800	1,024,296
Washington Federal, Inc.	22,950	612,995
Washington Trust BanCorp, Inc.	15,200	722,456
		13,616,175
Health Care (16.2%)
Anika Therapeutics, Inc. (a)	18,325	615,903
Atrion Corp.	925	685,499
Bio-Techne Corp.	7,600	1,099,872
Bruker Corp.	41,300	1,229,501
Chemed Corp.	5,425	1,536,794
CorVel Corp. (a)	13,025	803,903
Ensign Group, Inc.	23,000	892,170
Globus Medical, Inc., Class A (a)	20,800	900,224
Haemonetics Corp. (a)	10,575	1,058,029
Hill-Rom Holdings, Inc.	13,600	1,204,280
Masimo Corp. (a)	17,800	1,911,186
Premier, Inc. (a)	17,800	664,830
U.S. Physical Therapy, Inc.	8,000	818,800
		13,420,991
Industrials (15.9%)
Applied Industrial Technologies, Inc.	19,675	1,061,270
Donaldson Co., Inc.	34,350	1,490,446
Forward Air Corp.	16,250	891,313
Franklin Electric Co., Inc.	31,000	1,329,279
Herman Miller, Inc.	24,400	738,100
Hub Group, Inc., Class A (a)	28,150	1,043,520
Kadant, Inc.	9,150	745,359
Landstar System, Inc.	14,125	1,351,339
Lincoln Electric Holdings, Inc.	15,250	1,202,463
Tennant Co.	9,900	515,889
UniFirst Corp.	7,725	1,105,216
Valmont Industries, Inc.	6,475	718,401
Watts Water Technologies, Inc., Class A	15,500	1,000,215
		13,192,810
Information Technology (14.4%)
Aspen Technology, Inc. (a)	14,800	1,216,264
Coherent, Inc. (a)	7,100	750,541
CSG Systems International, Inc.	36,600	1,162,782
ExlService Holdings, Inc. (a)	17,400	915,588
InterDigital, Inc.	15,175	1,008,075
Manhattan Associates, Inc. (a)	24,500	1,038,065
NETGEAR, Inc. (a)	25,425	1,322,863
NIC, Inc.	78,975	985,608
Power Integrations, Inc.	17,300	1,054,954
Tech Data Corp. (a)	13,925	1,139,204
Teradata Corp. (a)	35,650	1,367,534
		11,961,478
Materials (4.6%)
AptarGroup, Inc.	16,850	1,585,079
Minerals Technologies, Inc.	11,250	577,575
Quaker Chemical Corp.	4,550	808,581
Silgan Holdings, Inc.	37,225	879,255
		3,850,490
Real Estate (5.5%)
American Campus Communities, Inc.	10,700	442,873
CoreSite Realty Corp.	12,625	1,101,278
CubeSmart	33,600	963,984
HFF, Inc., Class A	20,000	663,200
Highwoods Properties, Inc.	15,900	615,171
Ryman Hospitality Properties, Inc.	11,850	790,277
		4,576,783
Utilities (4.9%)
Chesapeake Utilities Corp.	11,100	902,430
Hawaiian Electric Industries, Inc.	23,800	871,556
New Jersey Resources Corp.	19,550	892,849
ONE Gas, Inc.	17,150	1,365,140
		4,031,975

TOTAL COMMON STOCKS (Cost $68,960,516)		82,346,928

INVESTMENT COMPANIES (0.9%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 2.28%(b)	720,599	720,599
TOTAL INVESTMENT COMPANIES (Cost $720,599)		720,599

Total Investments (Cost $69,681,115) — 100.0%(c)		83,067,527
Other assets in excess of liabilities — 0.0%		9,011
NET ASSETS — 100.0%		$83,076,538

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of December 31, 2018.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Walden Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at fair value (cost $69,681,115)	$83,067,527
Dividends receivable	85,388
Receivable for capital shares issued	72,106
Prepaid expenses	14,442
Total Assets	83,239,463
Liabilities:
Payable for capital shares redeemed	88,167
Accrued expenses and other liabilities:
Investment adviser	46,346
Administration and accounting	4,019
Custodian	1,322
Shareholder servicing fees	7,555
Transfer agent	3,077
Trustee	91
Other	12,348
Total Liabilities	162,925
Net Assets	$83,076,538
Composition of Net Assets:
Paid in capital	$68,892,324
Total distributable earnings/(loss)	14,184,214
Net Assets	$83,076,538
Shares outstanding (par value $0.01, unlimited number of shares authorized)	4,817,739
Net Asset Value, Offering Price and Redemption price per share	$17.24

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividends	$1,382,388
Total Investment Income	1,382,388
Expenses:
Investment adviser	718,382
Administration and accounting	80,067
Chief compliance officer	8,780
Custodian	13,555
Shareholder servicing	81,659
Transfer agency	36,801
Trustee	5,586
Other	60,882
Total expenses before fee reductions	1,005,712
Fees contractually reduced by the investment adviser	(48,303)
Net Expenses	957,409
Net Investment Income	424,979
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	5,465,977
Change in unrealized appreciation/depreciation from investments	(11,223,623)
Net realized/unrealized gains (losses) from investments	(5,757,646)
Change in Net Assets Resulting from Operations	$(5,332,667)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	December 31, 2018	December 31, 2017

Investment Activities:
Operations:
Net investment income	$424,979	$410,814
Net realized gains from investment transactions	5,465,977	3,897,223
Change in unrealized appreciation/depreciation from investments	(11,223,623)	5,447,583
Change in Net Assets Resulting from Operations	(5,332,667)	9,755,620
Distributions to shareholders:
Total Distributions	(4,848,431)	(5,286,908)
Change in Net Assets Resulting from distributions to shareholders	(4,848,431)	(5,286,908)
Capital Share Transactions:
Proceeds from shares issued	8,254,682	14,199,045
Dividends reinvested	4,120,461	4,225,840
Cost of shares redeemed	(17,260,949)	(9,948,923)
Change in Net Assets Resulting from Capital Share Transactions	(4,885,806)	8,475,962
Change in Net Assets	(15,066,904)	12,944,674
Net Assets:
Beginning of period	98,143,442	85,198,768
End of period	$83,076,538	$98,143,442
Share Transactions:
Issued	407,232	743,521
Reinvested	227,650	219,867
Redeemed	(873,346)	(522,532)
Change in shares	(238,464)	440,856

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

			For the nine
	For the year	For the year	months		For the year	For the year	For the year
	ended	ended	ended		ended	ended	ended
	December 31,	December 31,	December 31,		March 31,	March 31,	March 31,
	2018	2017	2016		2016	2015	2014

Net Asset Value, Beginning of Period	$19.41	$18.46	$16.45		$19.66	$20.43	$18.48

Investment Activities:
Operations:
Net investment income	0.09	0.09	0.16		0.08	0.04	0.01
Net realized/unrealized gains (losses) from investments	(1.21)	2.02	2.58		(0.38)	0.66	3.42
Total from investment activities	(1.12)	2.11	2.74		(0.30)	0.70	3.43
Dividends:
Net investment income	(0.10)	(0.10)	(0.17)		(0.07)	(0.02)	—
Net realized gains from investment transactions	(0.95)	(1.06)	(0.56)		(2.84)	(1.45)	(1.48)
Total dividends	(1.05)	(1.16)	(0.73)		(2.91)	(1.47)	(1.48)

Net Asset Value, End of Period	$17.24	$19.41	$18.46		$16.45	$19.66	$20.43

Total Return	(6.05)%	11.50%	16.57	%(a)	(0.80)%	3.86%	18.58%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$83,077	$98,143	$85,199		$69,754	$87,740	$103,791
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(b)	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.44%	0.47%	1.14	%(b)	0.45%	0.17%	0.03%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.05%	1.03%	1.06	%(b)	1.06%	1.01%	1.05%
Portfolio turnover rate	22.47%	27.16%	14.71	%(a)	38.05%	28.74%	36.60%

(a)         Not annualized for periods less than one year.

(b)         Annualized for periods less than one year.

(c)          During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden International Equity Fund
December 31, 2018

Security Description	Shares	Fair Value ($)
COMMON STOCKS (98.5%)
Australia (5.7%)
Australia & New Zealand Banking Group Ltd.	11,096	191,126
Brambles Ltd.	34,113	243,827
Commonwealth Bank of Australia	7,569	385,847
CSL Ltd.	2,877	375,131
Origin Energy Ltd.(a)	50,479	229,991
Telstra Corp. Ltd.	97,283	195,244
Westpac Banking Corp.	14,352	253,071
Woodside Petroleum Ltd.	16,719	368,747
		2,242,984
Belgium (1.1%)
Colruyt SA	5,856	417,543
		417,543
Canada (8.0%)
ARC Resources Ltd.	23,987	142,340
Bank of Montreal	6,130	400,538
Canadian National Railway Co.	4,673	346,144
Great-West Lifeco, Inc.	12,649	261,135
Intact Financial Corp.	3,270	237,620
Magna International, Inc.	4,266	193,673
Metro, Inc.	8,019	278,109
Royal Bank of Canada	6,484	443,858
The Bank of Nova Scotia	6,900	343,989
The Toronto-Dominion Bank	9,285	461,598
		3,109,004
Denmark (1.5%)
Novo Nordisk A/S	7,776	355,549
Novozymes A/S	4,918	219,586
		575,135
Finland (1.6%)
Kone OYJ	7,661	365,449
Nordea Bank AB	32,843	276,519
		641,968
France (8.8%)
Air Liquide SA	3,792	471,117
Danone SA	5,673	399,751
Dassault Systemes	2,927	347,722
Essilor International SA	2,907	367,825
Imerys SA	4,154	199,774
Legrand SA	4,891	276,233
L’Oreal SA	1,784	411,200
Publicis Groupe SA	5,538	317,722
Schneider Electric SE	5,551	379,770
Societe BIC SA	2,623	267,886
		3,439,000
Germany (8.0%)
Allianz SE	1,845	370,180
Beiersdorf AG	2,649	276,641
Deutsche Boerse AG	3,056	367,423
Fresenius SE & Co. KGaA	5,158	250,422
Fuchs Petrolub SE	4,952	204,114
Hannover Rueck SE	1,789	241,222
Henkel AG & Co. KGaA	2,115	207,766
Hugo Boss AG	2,890	178,516
Merck KGaA	3,586	369,647
Muenchener Rueckversicherungs- Gesellschaft AG	1,010	220,476
SAP AG	4,429	441,068
		3,127,475
Hong Kong (3.3%)
Hang Lung Properties Ltd.	176,400	336,129
Hang Seng Bank Ltd.	14,820	332,740
Hysan Development Co. Ltd.	62,000	294,955
MTR Corp. Ltd.	64,900	341,492
		1,305,316
Ireland (1.5%)
Experian PLC	14,071	341,607
Kerry Group PLC	2,544	249,909
		591,516
Israel (0.6%)
Nice Systems Ltd.(a)	2,355	253,596
		253,596

Italy (2.4%)
Luxottica Group SpA	5,132	303,954
Snam SpA	78,869	345,054
Terna Rete Elettrica Nazionale SpA	50,472	286,384
		935,392
Japan (22.6%)
Astellas Pharma, Inc.	18,850	241,065
Benesse Holdings, Inc.	7,560	193,018
Canon, Inc.	10,775	295,061
Central Japan Railway Co.	1,415	299,101
Chugai Pharmaceutical Co. Ltd.	5,300	308,550
Daiwa House Industry Co. Ltd.	13,590	433,779
East Japan Railway Co.	2,725	241,468
Fast Retailing Co. Ltd.	805	414,069
JSR Corp.	13,200	199,343
Kao Corp.	3,600	267,857
KDDI Corp.	12,600	301,692
Kurita Water Industries Ltd.	8,200	199,332
Mitsubishi Estate Co. Ltd.	22,400	353,507
Nippon Telegraph & Telephone Corp.	7,632	312,133
Nitto Denko Corp.	3,400	171,970
Nomura Research Institute Ltd.	6,688	248,687
NTT DOCOMO, Inc.	14,310	322,853
Oracle Corporation Japan	3,700	236,335
Oriental Land Co. Ltd.	4,225	426,201
Secom Co. Ltd.	3,935	327,252
Sumitomo Mitsui Financial Group, Inc.	9,150	304,331
Terumo Corp.	6,800	386,196
The Chiba Bank Ltd.	40,245	225,481
The Hachijuni Bank Ltd.	54,240	223,216
The Shizuoka Bank Ltd.	33,180	260,681
Tokio Marine Holdings, Inc.	6,950	332,058
Tokyo Gas Co. Ltd.	12,200	310,093
Toyota Motor Corp.	6,540	382,291
Yahoo Japan Corp.	94,835	237,109
Yamato Holdings Co. Ltd.	13,075	360,788
		8,815,517
Luxembourg (0.5%)
Tenaris SA	19,307	208,794
		208,794
Netherlands (4.5%)
Akzo Nobel NV	4,164	335,826
Core Laboratories NV	3,056	182,321
Koninklijke Ahold Delhaize NV	18,813	475,761
Koninklijke Vopak NV	8,095	367,976
Wolters Kluwer NV	6,754	399,711
		1,761,595

See Notes to Financial Statements

Security Description	Shares	Fair Value ($)
COMMON STOCKS, CONTINUED
Norway (0.6%)
Statoil ASA	10,777	229,182
		229,182
Singapore (1.2%)
ComfortDelGro Corp. Ltd.	150,350	237,232
Singapore Exchange Ltd.	41,400	217,239
		454,471
Spain (2.8%)
Banco Bilbao Vizcaya Argentaria SA	50,988	270,767
Enagas SA	11,341	306,744
Gas Natural SDG SA	12,002	306,062
Inditex SA	8,595	220,067
		1,103,640
Sweden (1.6%)
Atlas Copco AB, Class A	6,310	149,948
Hennes & Mauritz AB	16,596	236,104
Svenska Handelsbanken AB	20,076	222,787
		608,839
Switzerland (7.8%)
ABB Ltd.	10,427	198,405
Cie Financiere Richemont SA	3,329	213,463
Givaudan SA	118	273,352
Nestle SA	7,548	613,059
Roche Holding AG	3,235	801,423
SGS SA	134	301,415
Sonova Holding AG-REG	1,830	299,133
Zurich Insurance Group AG	1,174	350,228
		3,050,478
United Kingdom (14.4%)
Admiral Group PLC	9,911	258,549
Burberry Group PLC	12,989	287,282
Compass Group PLC	17,226	362,223
Croda International PLC	5,711	340,979
Investec PLC	34,827	195,776
ITV PLC	114,566	182,285
Johnson Matthey PLC	8,313	296,530
Linde PLC	1,851	293,794
London Stock Exchange Group PLC	6,576	340,416
Marks & Spencer Group PLC	56,865	179,143
National Grid PLC	39,270	382,451
Next PLC	3,982	202,531
Reckitt Benckiser Group PLC	5,118	392,192
RELX PLC	14,529	299,308
Sage Group PLC	41,182	315,630
Schroders PLC	6,790	211,398
Smith & Nephew PLC	13,802	257,508
Smiths Group PLC	12,557	218,277
Unilever PLC	8,526	446,412
WPP PLC	14,697	158,568
		5,621,252

TOTAL COMMON STOCKS (Cost $39,652,182)		38,492,697

INVESTMENT COMPANIES (1.0%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 2.28%(b)	384,032	384,032
TOTAL INVESTMENT COMPANIES (Cost $384,032)		384,032

Total Investments (Cost $40,036,214) — 99.5%(c)		38,876,729
Other assets in excess of liabilities — 0.5%		179,641
NET ASSETS — 100.0%		$39,056,370

(a)           Non-income producing security.

(b)           Rate disclosed is the seven day yield as of December 31, 2018.

(c)           See Federal Tax Information listed in the Notes to the Financial Statements.

PLC        Public Limited Company

The Fund invested, as a percentage of net assets at value, in the following industries as of December 31, 2018:

Percentage of Total
Industry	Net Assets
Financials	21.1%
Industrials	14.9%
Consumer Staples	11.3%
Health Care	10.2%
Consumer Discretionary	9.8%
Materials	7.7%
Energy	6.0%
Information Technology	5.5%
Communication Services	5.2%
Real Estate	3.5%
Utilities	3.3%
Investment Companies	1.0%
Other net assets	0.5%
Total	100.0%

See Notes to Financial Statements

Financial Statements	Walden International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at fair value (cost $40,036,214)	$38,876,729
Cash	113,430
Foreign currency, at fair value (cost $4,489)	4,489
Dividends receivable	34,988
Receivable for tax reclaims	66,647
Prepaid expenses	2,742
Total Assets	39,099,025
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	25,973
Administration and accounting	4,728
Custodian	4,099
Shareholder servicing fees	2
Transfer agent	2,465
Trustee	55
Other	5,333
Total Liabilities	42,655
Net Assets	$39,056,370
Composition of Net Assets:
Paid in capital	$40,503,230
Total distributable earnings/(loss)	(1,446,860)
Net Assets	$39,056,370
Shares outstanding (par value $0.01, unlimited number of shares authorized)	3,992,264
Net Asset Value, Offering Price and Redemption price per share	$9.78

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Investment Income:
Dividends	$1,284,216
Less: Foreign tax withholding	(130,421)
Total Investment Income	1,153,795
Expenses:
Investment adviser	318,281
Administration and accounting	69,909
Chief compliance officer	3,938
Custodian	54,519
Shareholder servicing	5
Transfer agency	28,617
Trustee	2,495
Other	17,270
Total expenses before fee reductions	495,034
Fees contractually reduced by the investment adviser	(7,070)
Net Expenses	487,964
Net Investment Income	665,831
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized (losses) from investment securities and foreign currency transactions	(80,636)
Change in unrealized appreciation/depreciation from investment securities and foreign currency transactions	(5,048,658)
Net realized/unrealized gains (losses) from investments	(5,129,294)
Change in Net Assets Resulting from Operations	$(4,463,463)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	December 31, 2018	December 31, 2017
Investment Activities:
Operations:
Net investment income	$665,831	$467,578
Net realized losses from investment transactions	(80,636)	(91,800)
Change in unrealized appreciation/depreciation from investments	(5,048,658)	4,623,573
Change in Net Assets Resulting from Operations	(4,463,463)	4,999,351
Distributions to shareholders:
Total Distributions	(649,752)	(471,514)
Change in Net Assets Resulting from distributions to shareholders	(649,752)	(471,514)
Capital Share Transactions:
Proceeds from shares issued	3,925,039	21,755,505
Dividends reinvested	416,559	335,788
Cost of shares redeemed	(1,406,297)	(97,588)
Change in Net Assets Resulting from Capital Share Transactions	2,935,301	21,993,705
Change in Net Assets	(2,177,914)	26,521,542
Net Assets:
Beginning of period	41,234,284	14,712,742
End of period	$39,056,370	$41,234,284
Share Transactions:
Issued	361,674	2,130,028
Reinvested	42,077	30,582
Redeemed	(136,574)	(10,065)
Change in shares	267,177	2,150,545

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

			For the nine		Period
	For the year	For the year	months		June 9, 2015
	ended	ended	ended		through
	December 31,	December 31,	December 31,		March 31,
	2018	2017	2016		2016(a)

Net Asset Value, Beginning of Period	$11.07	$9.34	$9.45		$10.00

Investment Activities:
Operations:
Net investment income	0.17	0.13	0.12		0.08
Net realized/unrealized gains (losses) from investments	(1.29)	1.73	(0.06)		(0.59)
Total from investment activities	(1.12)	1.86	0.06		(0.51)
Dividends:
Net investment income	(0.17)	(0.13)	(0.17)		(0.04)
Net realized gains from investment transactions	—	—	—		—
Total dividends	(0.17)	(0.13)	(0.17)		(0.04)

Net Asset Value, End of Period	$9.78	$11.07	$9.34		$9.45

Total Return	(10.18)%	19.92%	0.62	%(b)	(5.09	)%(b)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$39,056	$41,234	$14,713		$12,786
Ratio of net expenses to average net assets	1.15%	1.15%	1.15	%(c)	1.15	%(c)
Ratio of net investment income to average net assets	1.57%	1.57%	1.87	%(c)	1.22	%(c)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (d)	1.17%	1.31%	1.86	%(c)	2.21	%(c)
Portfolio turnover rate	3.44%	10.16%	4.90	%(b)	5.11	%(b)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)         Commencement of operations on June 9, 2015.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Notes to Financial Statements	December 31, 2018

1.              Organization:

The Boston Trust & Walden Funds (the “Trust”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust contains the following funds (individually a “Fund”, collectively the “Funds”), each of which are registered as a diversified Fund under the 1940 Act:

Fund	Short Name
Boston Trust Asset Management Fund	Asset Management Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Midcap Fund	Midcap Fund
Boston Trust SMID Cap Fund	SMID Cap Fund
Boston Trust Small Cap Fund	Small Cap Fund
Walden Asset Management Fund	Walden Asset Management Fund
Walden Equity Fund	Walden Equity Fund
Walden Midcap Fund	Walden Midcap Fund
Walden SMID Cap Fund	Walden SMID Cap Fund
Walden Small Cap Fund	Walden Small Cap Fund
Walden International Equity Fund	Walden International Equity Fund

The investment objective of the Asset Management Fund and Walden Asset Management Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The investment objective of the Equity Fund and Walden Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks. The investment objective of the Midcap Fund and Walden Midcap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of middle capitalization companies. The investment objective of the SMID Cap Fund and Walden SMID Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization companies. The investment objective of the Small Cap Fund and Walden Small Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies. The investment objective of the Walden International Equity Fund is to seek long-term capital growth through an actively managed portfolio of equities of international companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect risk of loss to be remote.

2.              Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

Security Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The value of each equity security, including common stocks, is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. The prices for foreign securities are reported in local currency and converted to U.S dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by a recognized independent pricing service.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are provided by an independent pricing service, the use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less may be valued at amortized cost, which approximates fair value.

The Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. If market prices are not readily available or, in the opinion of the Adviser, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Funds’ assets at their fair value according to policies approved by the Board. The Adviser believes that foreign security values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign security prices may be “fair valued” by an independent pricing service through the use of factors which take such volatility into account.

Investments in investment companies and money market funds are valued at net asset value per share.

Continued

Notes to Financial Statements	December 31, 2018

Fair Value Measurements:

The valuation techniques employed by the Funds, as described above in Security Valuation, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation techniques described above in Security Valuation, equity securities are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Fixed income securities, including those with a remaining maturity of 60 days or less, are generally categorized as Level 2 securities in the fair value hierarchy. Open-ended investment companies and money market funds are generally categorized as Level 1 securities in the fair value hierarchy.

Investments for which there are no quotations available, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Adviser under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Funds’ investments based on the three levels defined above:

		Level 2
	Level 1	Other Significant	Total Investments
Fund Name	Quoted Prices	Observable Inputs	in Securities
Asset Management Fund
Common Stocks(1)	$350,185,251	$—	$350,185,251
Corporate Bonds(1)	—	12,133,263	12,133,263
Municipal Bonds(2)	—	3,604,265	3,604,265
U.S. Government & U.S. Government Agency Obligations	—	85,318,577	85,318,577
Investment Companies	8,899,795	—	8,899,795
Total	359,085,046	101,056,105	460,141,151
Equity Fund
Common Stocks(1)	125,225,837	—	125,225,837
Investment Companies	548,868	—	548,868
Total	125,774,705	—	125,774,705
Midcap Fund
Common Stocks(1)	72,968,572	—	72,968,572
Investment Companies	3,034,757	—	3,034,757
Total	76,003,329	—	76,003,329
SMID Cap Fund
Common Stocks(1)	73,255,465	—	73,255,465
Investment Companies	993,206	—	993,206
Total	74,248,671	—	74,248,671
Small Cap Fund
Common Stocks(1)	241,764,360	—	241,764,360
Investment Companies	711,329	—	711,329
Total	242,475,689	—	242,475,689
Walden Asset Management Fund
Common Stocks(1)	83,835,180	—	83,835,180
Certificate of Deposit	—	99,354	99,354
Corporate Bonds(1)	—	3,249,533	3,249,533
Municipal Bonds(2)	—	444,458	444,458
U.S. Government & U.S. Government Agency Obligations	—	31,643,721	31,643,721
Investment Companies	4,216,980	—	4,216,980
Total	88,052,160	35,437,066	123,489,226
Walden Equity Fund
Common Stocks(1)	189,341,271	—	189,341,271
Investment Companies	3,081,315	—	3,081,315
Total	192,422,586	—	192,422,586
Walden Midcap Fund
Common Stocks(1)	45,237,508	—	45,237,508
Investment Companies	408,850	—	408,850
Total	45,646,358	—	45,646,358

Continued

Notes to Financial Statements	December 31, 2018

		Level 2
	Level 1	Other Significant	Total Investments
Fund Name	Quoted Prices	Observable Inputs	in Securities
Walden SMID Cap Fund
Common Stocks(1)	$48,532,937	$—	$48,532,937
Investment Companies	141,823	—	141,823
Total	48,674,760	—	48,674,760
Walden Small Cap Fund
Common Stocks(1)	82,346,928	—	82,346,928
Investment Companies	720,599	—	720,599
Total	83,067,527	—	83,067,527
Walden International Equity Fund
Common Stocks(3)	38,492,697	—	38,492,697
Investment Companies	384,032	—	384,032
Total	38,876,729	—	38,876,729

(1)         For detailed industry classifications, see the accompanying Schedules of Portfolio Investments.

(2)         For detailed state descriptions, see the accompanying Schedules of Portfolio Investments.

(3)         For detailed country classifications, see the accompanying Schedules of Portfolio Investments.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount based on effective yield. Dividend income is recorded on the ex-dividend date except in the case of certain foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”), which report information on the source of their distribution annually. Certain distributions received from REITs during the year, which are known to be return of capital, are recorded as a reduction to the cost of the individual REIT.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Trust are allocated proportionately to each Fund within the Trust according to the relative net assets of each Fund or on another reasonable basis.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. Dividends to shareholders from net investment income, if any, are declared and paid annually by the Funds. Dividends to shareholders from net realized gains, if any, are declared and distributed at least annually by the Funds. The amounts of distributions to shareholders from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

Federal Income Taxes:

Each Fund qualifies and intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.

Management has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including Federal (i.e., the last four tax year ends and the interim tax period since then, as applicable) and believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken as of and during the year ended December 31, 2018. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statements of Operations as incurred. There are no income tax noted as due for the year ended December 31, 2018.

Foreign Currency Transactions:

The accounting records of the Funds are maintained in U.S. dollars denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i) value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii) purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

New Accounting Pronouncements:

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

Continued

Notes to Financial Statements	December 31, 2018

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years, with early adoption permitted. The ASU has been adopted for the year ended December 31, 2018 and there was no material impact to the financial statements.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. The Funds’ adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Adopting these amendments also eliminated the presentation of accumulated undistributed net investment income/(distributions in excess of net investment income) in the Statements of Changes in Net Assets presented herein. Prior to adoption of this amendment, the distributions to shareholders and accumulated undistributed net investment income/(distributions in excess of net investment income) in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

		Net realized gains	Accumulated undistributed net
	Net investment	from investment	investment income/(distributions in
	income	transactions	excess of net investment income)
Asset Management Fund	$(5,061,492)	$(6,837,618)	$—
Equity Fund	(1,291,316)	(2,118,848)	3,532
Midcap Fund	(271,407)	(3,587,314)	—
SMID Cap Fund	(261,257)	(327,372)	—
Small Cap Fund	(1,854,467)	(28,816,187)	188,495
Walden Asset Management Fund	(1,213,718)	(940,938)	—
Walden Equity Fund	(1,740,760)	(8,052,912)	—
Walden Midcap Fund	(203,517)	(1,315,187)	—
Walden SMID Cap Fund	(234,490)	(788,833)	—
Walden Small Cap Fund	(474,566)	(4,812,342)	45,161
Walden International Equity Fund	(471,514)	—	(2,142)

3.              Related Party Transactions and Other Service Arrangements:

Investment Adviser:

The Trust, with respect to the Funds, and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate
Asset Management Fund	0.75%
Equity Fund	0.75%
Midcap Fund	0.75%
SMID Cap Fund	0.75%
Small Cap Fund	0.75%

Fund	Fee Rate
Walden Asset Management Fund	0.75%
Walden Equity Fund	0.75%
Walden Midcap Fund	0.75%
Walden SMID Cap Fund	0.75%
Walden Small Cap Fund	0.75%
Walden International Equity Fund	0.75%

Additionally, two trustees of the Trust are officers of the Adviser or its affiliate, and an officer of the Trust is an officer of the Adviser. These persons are not paid directly by the Funds.

Administration and Fund Accounting:

Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi provides administrative and fund accounting services for a fee that is computed daily and paid monthly, based on the aggregate daily net assets of the Trust plus certain base fees.

Certain officers of the Trust are affiliated with Citi. Such persons were paid no fees directly by the Funds for serving as Officers of the Trust. Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (“CCO”) under a Compliance Service Agreement between the Funds and Citi (the “CCO Agreement”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $150,000 for the year ended December 31, 2018, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by the CCO as an employee of Citi.

Distribution:

Foreside Financial Services, LLC (“Foreside”), which is not affiliated with Citi or the Adviser, serves as the Funds’ distribution agent. Prior to a name change effective February 28, 2018, Foreside operated as BHIL Distributors, LLC. Fees for these services are paid monthly by the Adviser and not by the Funds.

Shareholder Services:

The Funds may enter into shareholder services agreements with investment advisers, banks, trust companies and other types of organizations (“Authorized Service Providers”), which may include affiliates of the Funds, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Fees paid by the Funds under shareholder services agreements may not exceed 0.25% of the average daily net assets of each Fund and are presented separately on the Statement of Operations. Affiliates of the Funds did not receive any fees during the year ended December 31, 2018.

Continued

Notes to Financial Statements	December 31, 2018

Custodian and Transfer Agency:

Boston Trust & Investment Management Company (“Boston Trust”), the parent company of the Adviser, acts as the Funds transfer agent. Under the transfer agency agreement, Boston Trust receives a fixed fee of $18,000 annually per fund, accrued daily and paid monthly for its services. Under a sub-transfer agency agreement, FIS Investor Services, LLC receives a fixed annual fee accrued daily and paid monthly, plus annual per account fees and certain out of pocket expenses for its services to the Trust. Expenses incurred under the transfer agency agreement and sub-transfer agency agreement are presented collectively as “Transfer Agency” expenses on the Statement of Operations.

Boston Trust acts as the Funds’ custodian, with the exception of the Walden International Equity Fund. Under the custody agreement, Boston Trust receives an annual asset based fee of 0.014% of the value of securities held. Citibank, N.A. receives sub-custodian fees from Boston Trust for each Fund except the Walden International Equity Fund. Under a separate custody agreement, Citibank, N.A., an affiliate of Citi, serves as custodian for the Walden International Equity Fund and receives a fee based on a percentage of assets held on behalf of the Walden International Equity Fund, transaction fees and certain out of pocket expenses for its services. Such percentages vary by the jurisdiction in which the assets are held.

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary, exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under GAAP) of each Fund, except the SMID Cap Fund and the Walden International Equity Fund, to 1.00% of the average daily net assets. The Adviser has agreed to reduce its fees payable by the SMID Cap Fund and the Walden International Equity Fund to the extent necessary, subject to certain exclusions, to limit the aggregate annual operating expenses of the SMID Cap Fund to 0.75% of its average daily net assets and the Walden International Equity Fund to 1.15% of its average daily net assets. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable expense limitations. The expense limitation agreement shall automatically renew effective May 1 of every year until the Adviser provides written notice of non-renewal to the Trust.

Pursuant to its agreement, the Adviser reimbursed, and has yet to recoup, fees in the following amounts for the year ended March 31, 2016, the nine months ended December 31, 2016, the year ended December 31, 2017 and the year ended December 31, 2018, respectively:

Fund	Amount	Expires
SMID Cap Fund	$44,650	3/31/2019
	37,894	12/31/2019
	87,452	12/31/2020
	168,823	12/31/2021

Small Cap Fund	297,469	3/31/2019
	157,762	12/31/2019
	58,104	12/31/2020
	261,419	12/31/2021

Fund	Amount	Expires
Walden Asset Management Fund	$40,670	3/31/2019
	34,372	12/31/2019
	28,580	12/31/2020
	45,249	12/31/2021

Walden Equity Fund	151,560	3/31/2019
	124,204	12/31/2019
	138,810	12/31/2020
	166,166	12/31/2021

Walden Midcap Fund	16,479	3/31/2019
	12,415	12/31/2019
	4,010	12/31/2020

Walden SMID Cap Fund	37,277	3/31/2019
	31,322	12/31/2019
	33,179	12/31/2020
	42,347	12/31/2021

Walden Small Cap Fund	42,280	3/31/2019
	36,830	12/31/2019
	26,962	12/31/2020
	48,303	12/31/2021

Walden International Equity Fund	85,178	3/31/2019
	73,099	12/31/2019
	47,374	12/31/2020
	7,070	12/31/2021

During the year ended December 31, 2018, the Adviser recouped $8,081 from the Midcap Fund and $1,091 from Walden Midcap Fund.

As of December 31, 2018, the Adviser may recoup amounts from the Funds as follows:

Total Potential Recoupment
Asset Management Fund	$—
Equity Fund	—
Midcap Fund	—
SMID Cap Fund	338,819
Small Cap Fund	774,754

Total Potential Recoupment
Walden Asset Management Fund	$148,871
Walden Equity Fund	580,740
Walden Midcap Fund	32,904
Walden SMID Cap Fund	144,125
Walden Small Cap Fund	154,375
Walden International Equity Fund	212,721

During the year ended December 31, 2017, the Equity Fund delivered securities of the Fund in exchange for the redemption of shares. The total fair value of the in-kind redemptions was $5,350,555 for 231,726 shares of the Equity Fund.

During the year ended December 31, 2018, there were no in-kind transfers.

Continued

Notes to Financial Statements	December 31, 2018

Interfund Lending:

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), the Funds may participate in an interfund lending program (the “Program”). The Program provides an alternative credit facility under which the Funds may lend to, or borrow from, one another, consistent with each Fund’s investment objectives, limitations and organization documents. Any open loans at period end are presented under the caption “Payable” for interfund lending in the Statements of Assets and Liabilities. As of December 31, 2018, the Funds had no outstanding loans to or from another fund under the Program. The Funds’ did not have any activity in the Program during the period.

4.              Purchases and Sales of Securities:

Cost of purchases and proceeds from sales and maturities of securities, excluding short-term securities and U.S. Government securities, for the Funds for the year ended December 31, 2018, totaled:

		Sales and
Fund	Purchases	Maturities
Asset Management Fund	$6,923,032	$39,981,749
Equity Fund	2,247,678	5,770,459
Midcap Fund	27,570,194	12,396,956
SMID Cap Fund	34,166,121	10,840,748
Small Cap Fund	70,761,777	180,655,997
Walden Asset Management Fund	6,992,228	10,372,443
Walden Equity Fund	13,335,005	13,557,457
Walden Midcap Fund	10,179,493	8,951,058
Walden SMID Cap Fund	16,062,531	9,567,450
Walden Small Cap Fund	21,194,139	29,763,254
Walden International Equity Fund	4,426,903	1,438,761

Cost of purchases and proceeds from sales and maturities of U.S. Government Securities, excluding short-term securities, for the Funds for the year ended December 31, 2018, totaled:

Fund	Purchases	Sales and Maturities
Asset Management Fund	$4,968,164	$—
Walden Asset Management Fund	6,961,719	38,674

5.              Federal Income Tax Information:

At December 31, 2018, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for federal income tax purposes, were as follows:

		Gross Tax Unrealized	Gross Tax Unrealized	Net Unrealized Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Asset Management Fund	$289,900,840	$172,096,810	$(1,856,499)	$170,240,311
Equity Fund	64,202,950	61,863,175	(291,419)	61,571,756
Midcap Fund	59,873,964	18,357,527	(2,228,162)	16,129,365
SMID Cap Fund	74,772,299	5,167,485	(5,691,113)	(523,628)
Small Cap Fund	197,010,681	61,540,066	(16,075,058)	45,465,008
Walden Asset Management Fund	88,697,659	35,983,107	(1,191,540)	34,791,567
Walden Equity Fund	109,206,068	85,485,597	(2,269,080)	83,216,517
Walden Midcap Fund	34,868,869	12,434,307	(1,656,818)	10,777,489
Walden SMID Cap Fund	41,605,566	9,108,671	(2,039,477)	7,069,194
Walden Small Cap Fund	69,801,437	19,048,143	(5,782,053)	13,266,090
Walden International Equity Fund	40,036,692	2,899,174	(4,059,137)	(1,159,963)

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable
Fund	Ordinary Income	Capital Gains	Distributions
Asset Management Fund	$5,150,766	$14,055,703	$19,206,469
Equity Fund	1,242,397	1,000,925	2,243,322
Midcap Fund	670,067	3,347,813	4,017,880
SMID Cap Fund	1,300,219	120,329	1,420,548
Small Cap Fund	3,182,004	31,455,328	34,637,332
Walden Asset Management Fund	1,300,957	1,299,859	2,600,816
Walden Equity Fund	1,698,265	2,456,934	4,155,199
Walden Midcap Fund	498,682	2,565,361	3,064,043
Walden SMID Cap Fund	400,299	1,722,942	2,123,241
Walden Small Cap Fund	424,979	4,423,452	4,848,431
Walden International Equity Fund	649,752	—	649,752

Continued

Notes to Financial Statements	December 31, 2018

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Total Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Paid(1)
Asset Management Fund	$5,033,185	$6,865,925	$11,899,110	$11,899,110
Equity Fund	1,291,316	2,118,848	3,410,164	3,410,164
Midcap Fund	729,312	3,129,409	3,858,721	3,858,721
SMID Cap Fund	519,807	68,822	588,629	588,629
Small Cap Fund	3,371,093	27,299,561	30,670,654	30,670,654
Walden Asset Management Fund	1,296,570	858,086	2,154,656	2,154,656
Walden Equity Fund	1,932,721	7,860,951	9,793,672	9,793,672
Walden Midcap Fund	408,200	1,110,504	1,518,704	1,518,704
Walden SMID Cap Fund	594,253	429,070	1,023,323	1,023,323
Walden Small Cap Fund	1,118,233	4,168,675	5,286,908	5,286,908
Walden International Equity Fund	471,514	—	471,514	471,514

(1) Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

As of December 31, 2018, the components of distributable earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Distributable
	Ordinary	Long-Term Capital	Accumulated	Capital and	Appreciation	Earnings
Fund	Income	Gains	Earnings	Other Losses	(Depreciation)(2)	(Deficit)
Asset Management Fund	$10,544	$350,937	$361,481	$—	$170,240,311	$170,601,792
Equity Fund	1,194	—	1,194	(281,047)	61,571,756	61,291,903
Midcap Fund	39,942	919,788	959,730	—	16,129,365	17,089,095
SMID Cap Fund	98,924	347,593	446,517	(1)	(523,628)	(77,112)
Small Cap Fund	—	3,485,076	3,485,076	—	45,465,008	48,950,084
Walden Asset Management Fund	1,300	34,168	35,468	—	34,791,567	34,827,035
Walden Equity Fund	4,333	364,694	369,027	—	83,216,517	83,585,544
Walden Midcap Fund	19,563	550,412	569,975	—	10,777,489	11,347,464
Walden SMID Cap Fund	24,297	331,785	356,082	—	7,069,194	7,425,276
Walden Small Cap Fund	—	918,124	918,124	—	13,266,090	14,184,214
Walden International Equity Fund	—	—	—	(286,282)	(1,160,578)	(1,446,860)

(2)    The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and return of capital distributions from REIT securities and other investments.

As of the end of its tax year ended December 31, 2018, the Fund has a net capital loss carry forwards (“CLCFs”) not subject to expiration as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

Fund	Short Term	Long Term	Total
Walden International Equity Fund	$34,849	$200,272	$235,121

Under current tax law, certain net investment losses and capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds deferred losses as follows:

	Late Year	Post October
Fund	Ordinary Loss	Capital Losses
Equity Fund	$—	$281,047
Walden International Equity Fund	1,487	49,674

Continued

Notes to Financial Statements	December 31, 2018

As of December 31, 2018, the following reclassifications have been made on the Statements of Assets and Liabilities to increase (decrease) such accounts with offsetting adjustments as indicated:

	Total Distributable
Fund	Earnings	Paid in Capital
Asset Management Fund	(1)	$1
Equity Fund	2	(2)
Midcap Fund	(63,914)	63,914
SMID Cap Fund	(25,275)	25,275
Small Cap Fund	(6,838,942)	6,838,942
Walden Asset Management Fund	1	(1)
Walden Equity Fund	(1)	1
Walden Midcap Fund	(59,220)	59,220
Walden SMID Cap Fund	(45,875)	45,875
Walden Small Cap Fund	(222,724)	222,724
Walden International Equity Fund	1,035	(1,035)

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. return of capital, distribution reclass, foreign currency reclass, and equalization), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g. wash sales and post October losses) do not require reclassification. To the extent dividends to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

6.              Control Ownership and Principal Holders:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), owning more than 25% of the total shares outstanding of the Fund as detailed below.

Fund	Control Ownership	% of Ownership
Asset Management Fund	US Bank N.A.	87.58
Equity Fund	US Bank N.A.	93.60
Midcap Fund	US Bank N.A.	73.01
SMID Cap Fund	National Financial Services	55.48
Small Cap Fund	National Financial Services	31.56
Walden Asset Management Fund	US Bank N.A.	59.73
Walden Equity Fund	US Bank N.A.	29.80
Walden Midcap Fund	US Bank N.A.	83.64
Walden SMID Cap Fund	US Bank N.A.	56.31
Walden Small Cap Fund	US Bank N.A.	45.07
Walden International Equity Fund	US Bank N.A.	85.79

7.              Subsequent Events:

Management has evaluated events and transactions through the date these financial statements were issued and concluded no subsequent events required recognition or disclosure in these financial statements.

Continued

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Boston Trust & Walden Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Boston Trust & Walden Funds, comprising the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Fund, Walden Small Cap Fund, and Walden International Equity Fund (the “Funds”), as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the periods indicated in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2008.

/s/ Cohen & Company, Ltd.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 26, 2019

Supplementary Information (Unaudited)	December 31, 2018

Federal Income Tax Information:

During the fiscal year ended December 31, 2018, the Funds declared long-term realized gain distributions in the following amounts:

Fund	Long Term Capital Gain Distributions
Asset Management Fund	$14,055,703
Equity Fund	1,000,925
Midcap Fund	3,411,727
SMID Cap Fund	145,603
Small Cap Fund	38,429,690
Walden Asset Management Fund	1,299,859
Walden Equity Fund	2,456,934
Walden Midcap Fund	2,624,581
Walden SMID Cap Fund	1,768,817
Walden Small Cap Fund	4,646,176

During the fiscal year ended December 31, 2018, the Funds declared short-term realized gain distributions in the following amounts:

Fund	Short-Term Capital Gains Distributions
Equity Fund	$1,682
Midcap Fund	323,892
SMID Cap Fund	733,654
Small Cap Fund	2,038,506
Walden Asset Management Fund	14,598
Walden Midcap Fund	237,488
Walden SMID Cap Fund	125,852

For the fiscal year ended December 31, 2018, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Fund	Distribution Received Deduction
Asset Management Fund	100.00%
Equity Fund	100.00%
Midcap Fund	99.13%
SMID Cap Fund	74.79%
Small Cap Fund	100.00%
Walden Asset Management Fund	100.00%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden SMID Cap Fund	100.00%
Walden Small Cap Fund	100.00%
Walden International Equity Fund	0.00%

For the fiscal year ended December 31, 2018, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

Fund	Qualified Dividend Income
Asset Management Fund	100.00%
Equity Fund	100.00%
Midcap Fund	99.49%
SMID cap Fund	75.72%
Small Cap Fund	100.00%
Walden Asset Management Fund	100.00%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden SMID Cap Fund	100.00%
Walden Small Cap Fund	100.00%
Walden International Equity Fund	100.00%

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2018 are as follows:

	Foreign Source Income	Foreign Tax Expense
Fund	Per Share ($)	Per Share ($)
Walden International Equity Fund	0.32	0.03

The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2018. These shareholders will receive more detailed information along with their 2019 Form 1099-DIV.

Continued

Table of Shareholder Expenses:

As a shareholder of the Trust, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in The Boston Trust & Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period(1)	During Period
	7/1/18	12/31/18	7/1/18 - 12/31/18	7/1/18 - 12/31/18
Asset Management Fund	$1,000.00	$978.30	$4.64	0.93%
Equity Fund	1,000.00	967.90	4.61	0.93%
Midcap Fund	1,000.00	943.50	4.75	0.97%
SMID Cap Fund	1,000.00	908.70	3.61	0.75%
Small Cap Fund	1,000.00	893.90	4.77	1.00%
Walden Asset Management Fund	1,000.00	973.90	4.98	1.00%
Walden Equity Fund	1,000.00	957.80	4.93	1.00%
Walden Midcap Fund	1,000.00	942.80	4.90	1.00%
Walden SMID Cap Fund	1,000.00	908.10	4.81	1.00%
Walden Small Cap Fund	1,000.00	896.50	4.78	1.00%
Walden International Equity Fund	1,000.00	902.30	5.51	1.15%

(1) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period(1)	During Period
	7/1/18	12/31/18	7/1/18 - 12/31/18	7/1/18 - 12/31/18
Asset Management Fund	$1,000.00	$1,020.52	$4.74	0.93%
Equity Fund	1,000.00	1,020.52	4.74	0.93%
Midcap Fund	1,000.00	1,020.32	4.94	0.97%
SMID Cap Fund	1,000.00	1,021.42	3.82	0.75%
Small Cap Fund	1,000.00	1,020.16	5.09	1.00%
Walden Asset Management Fund	1,000.00	1,020.16	5.09	1.00%
Walden Equity Fund	1,000.00	1,020.16	5.09	1.00%
Walden Midcap Fund	1,000.00	1,020.16	5.09	1.00%
Walden SMID Cap Fund	1,000.00	1,020.16	5.09	1.00%
Walden Small Cap Fund	1,000.00	1,020.16	5.09	1.00%
Walden International Equity Fund	1,000.00	1,019.41	5.85	1.15%

(1) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Continued

Tabular Summary of Schedules of Portfolio Investments:

The Boston Trust Funds invested, as a percentage of total net assets, in the following industries as of December 31, 2018.

Asset Management Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
U.S. Government & U.S. Government Agency Obligations	18.5%
Information Technology	17.2%
Financials	16.1%
Health Care	12.5%
Industrials	8.7%
Consumer Staples	6.6%
Communication Services	6.4%
Consumer Discretionary	4.4%
Energy	2.6%
Materials	2.2%
Utilities	1.9%
Investment Companies	1.9%
Municipal Bonds	0.8%
Other net assets	0.2%
Total	100.0%

Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	20.8%
Financials	19.5%
Health Care	15.0%
Industrials	12.6%
Consumer Staples	9.1%
Communication Services	8.5%
Consumer Discretionary	5.2%
Materials	3.3%
Energy	3.3%
Utilities	2.2%
Investment Companies	0.4%
Other net assets	0.1%
Total	100.0%

Midcap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	15.9%
Information Technology	15.6%
Industrials	13.3%
Consumer Discretionary	12.0%
Health Care	11.5%
Materials	7.7%
Consumer Staples	6.6%
Real Estate	5.9%
Utilities	5.1%
Investment Companies	4.1%
Energy	2.4%
Communication Services	1.4%
Other net assets	(1.5)%
Total	100.0%

SMID Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Industrials	16.7%
Financials	15.0%
Health Care	14.8%
Information Technology	14.3%
Consumer Discretionary	10.8%
Real Estate	8.4%
Materials	6.5%
Consumer Staples	4.4%
Utilities	3.8%
Energy	2.7%
Investment Companies	1.3%
Communication Services	1.2%
Other net assets	0.1%
Total	100.0%

Small Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Health Care	17.6%
Financials	16.3%
Industrials	15.8%
Information Technology	14.1%
Consumer Discretionary	13.2%
Real Estate	5.7%
Utilities	4.9%
Materials	4.5%
Consumer Staples	4.3%
Energy	2.6%
Communication Services	0.8%
Investment Companies	0.3%
Other net assets	(0.1)%
Total	100.0%

Continued

The Walden Funds invested, as a percentage of total net assets, in the following industries and countries as of December 31, 2018.

Walden Asset Management Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
U.S. Government & U.S. Government Agency Obligations	25.4%
Information Technology	15.0%
Financials	11.7%
Health Care	11.1%
Industrials	8.3%
Consumer Staples	7.2%
Consumer Discretionary	5.8%
Communication Services	5.1%
Investment Companies	3.4%
Energy	2.2%
Utilities	1.9%
Materials	1.6%
Municipal Bonds	0.4%
Certificate of Deposit	0.1%
Other net assets	0.8%
Total	100.0%

Walden Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	19.7%
Financials	16.1%
Health Care	16.1%
Industrials	11.7%
Consumer Staples	10.2%
Consumer Discretionary	8.8%
Communication Services	7.3%
Energy	3.1%
Utilities	2.8%
Materials	2.5%
Investment Companies	1.6%
Other net assets	0.1%
Total	100.0%

Walden Midcap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	16.9%
Information Technology	15.3%
Industrials	14.0%
Consumer Discretionary	11.1%
Health Care	11.0%
Materials	8.0%
Real Estate	6.3%
Consumer Staples	6.3%
Utilities	5.9%
Energy	2.6%
Communication Services	1.3%
Investment Companies	0.9%
Other net assets	0.4%
Total	100.0%

Walden SMID Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Industrials	17.3%
Financials	16.4%
Health Care	15.5%
Information Technology	15.3%
Consumer Discretionary	9.9%
Real Estate	8.5%
Materials	6.7%
Consumer Staples	4.7%
Utilities	4.0%
Energy	2.3%
Communication Services	1.3%
Investment Companies	0.3%
Other net assets	(2.2)%
Total	100.0%

Walden Small Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	16.3%
Health Care	16.2%
Industrials	15.9%
Information Technology	14.4%
Consumer Discretionary	13.1%
Real Estate	5.5%
Utilities	4.9%
Consumer Staples	4.8%
Materials	4.6%
Energy	2.5%
Communication Services	0.9%
Investment Companies	0.9%
Other net assets	0.0%
Total	100.0%

Walden International Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Japan	22.6%
United Kingdom	14.4%
France	8.8%
Canada	8.0%
Germany	8.0%
Switzerland	7.8%
Australia	5.7%
Netherlands	4.5%
Hong Kong	3.3%
Spain	2.8%
Italy	2.4%
Sweden	1.6%
Finland	1.6%
Ireland	1.5%
Denmark	1.5%
Singapore	1.2%
Belgium	1.1%
United States	1.0%
Israel	0.6%
Norway	0.6%
Luxembourg	0.5%
Other net assets	0.5%
Total	100.0%

Continued

Other Information:

A description of the policies and guidelines that the Funds use to determine how to vote proxies related to portfolio securities is available: (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Proxy voting policies and guidelines as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Boston Trust & Investment Management, Inc. website at http://www.btim.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Continued

The annual consideration by the Board of Trustees (the “Board”) of the continuation of the investment advisory agreement between Boston Trust Investment Management, Inc., (the “Adviser”) and Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Fund, Walden Small Cap Fund, and Walden International Equity Fund (the “Funds”).

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Adviser be renewed annually by the Board of The Boston Trust & Walden Funds (the “Trust”), including a majority of the Board who are not “interested persons” of the Trust or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board considered the continuation of the Investment Advisory Agreement at an in-person meeting held on August 15, 2018. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of each series of the Trust and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Funds’ shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser.

At the meeting on August 15, 2018, the Board engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed the information and data listed above, as supplemented by Citi Fund Services Ohio, Inc., the Trust’s administrator. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations.

The Board gave careful consideration to the nature, extent and quality of the services provided by the Adviser. The Board discussed the organizational structure of Adviser and its investment philosophy, portfolio construction process and fixed income approach. The Board discussed the Adviser’s approach to sustainable, responsible and impact investing, including its environmental, social and governance research framework and its portfolio screening guidelines. The Board reviewed the Adviser’s experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser. The Board reviewed biographical information about the employees of the Adviser and its parent, Boston Trust & Investment Management Company (“Boston Trust”). The Board addressed the Adviser’s brokerage allocation and execution strategy, noting that the Adviser does not take into consideration sales of Fund shares in selecting brokers through which its affects Fund portfolio transactions. The Board also discussed the Adviser’s compliance program and its business continuity and disaster recovery plans. Next, the Board discussed succession planning, stating that employee ownership of Boston Trust continues to increase. Finally, taking into account the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

Next, the Board reviewed the performance of the Funds from inception through June 30, 2018, comparing the performance to various indices and also, in the case of the Boston Trust Asset Management Fund and the Walden Asset Management Fund, to a bond index, equity index and Treasury bills. The Board noted that as of June 30, 2018, while each Fund outperformed the index and its peer group at various times for the Year-to-Date, 1-year, 3-year, 5-year and Since Inception periods, each Fund generally underperformed or performed consistent with its peer group during the same periods. The Board noted that while the Funds generally underperformed their benchmarks at various times, performance was consistent with the long-term performance pattern of each Fund’s investment style, as they participated in rising markets and outperformed in falling markets. The Board noted that this downside protection is consistent with the Adviser’s strategy and is routinely communicated to clients and investors. The Board also noted that during a rising market lasting over a decade, the Funds have consistently adhered to a lower risk, higher quality strategy.

The Board noted that the Adviser has been operating under an Expense Limitation Agreement that requires the Adviser to waive fees and/ or reimburse expenses of a Fund to the extent total operating expenses of that Fund (other than the Walden International Equity Fund) exceed 1.00%. The expense limit for the Walden International Equity Fund is 1.15%. The actual advisory fees charged by all Funds, except the Boston Trust Equity Fund and the Walden Equity Fund, are at or below the industry and Lipper averages after expense waivers and/ or reimbursements. The actual advisory fees for the Boston Trust Equity Fund and the Walden Equity Fund are 0.04% above the industry average after expense waivers and/or reimbursements.

Continued

Turning to total operating expenses, the Board noted that the expense ratios for all the Funds, other than the Boston Trust Equity Fund and Walden Equity Fund, are lower than the industry average before and after expense waivers and/or reimbursements. The expense ratio for the Boston Trust Equity Fund and the Walden Equity Fund after waivers and/or reimbursements are 0.03% and 0.11% higher than the industry average, respectively. However, the expense ratios for the Boston Trust Equity Fund and the Walden Equity Fund are well below the highest expense ratios in the range of industry average both before and after waivers and/or reimbursements. After considering the comparative data as described above, and the Expense Limitation Agreement that was previously renewed by the Board at its February 27, 2018 Board meeting, the Board concluded that the advisory fees and expense ratios were reasonable.

In reviewing the costs of the services to be provided and the profits to be realized by the Adviser. The Board reviewed the Adviser’s income statement for the 12-months ended December 31, 2017 and the six-months ended June 30, 2018, as well as the gross and net profit margins realized on each Fund. The Board noted that the Adviser is a wholly-owned subsidiary of Boston Trust and the payment of direct and indirect Trust expenses is governed by an Intercompany Services Agreement between the Adviser and Boston Trust. The Board noted that the Adviser’s relationship with the Funds was profitable even though the Adviser is operating under an Expense Limitation Agreement with the Trust. The Board discussed the custody and transfer agency fees earned by the Adviser for services provided to the Funds, which are reduced by amounts paid for sub-custody and sub-transfer agency services.

Information about Trustees and Officers (Unaudited)	December 31, 2018

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the 1940 Act, are referred to as Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-282-8782 or by visiting www.btim.com.

					Other
				Number of Funds	Directorships
	Position(s)	Term of Office*		in Fund Complex	Held by Trustee
Name,	Held with	and Length of	Principal Occupation(s)	Overseen by	during the past
Date of Birth	the Funds	Time Served	During Past Five Years	Trustee	five years
INTERESTED TRUSTEES**

Lucia B. Santini One Beacon Street 33rd Floor Boston, MA 02108 Year of Birth: 1958	Trustee and President	Since 2011	President, Boston Trust Investment Management, Inc., January 2017 to present, Managing Director, February, 2001 to December 31, 2016; Managing Director and Senior Portfolio Manager, Boston Trust & Investment Management Company (bank trust company), November 1993 to present.	11	None

Heidi Soumerai One Beacon Street 33rd Floor Boston, MA 02108 Year of Birth: 1957	Trustee	Since 2013	Managing Director and Director of ESG Research, Boston Trust & Investment Management Company, August 2004 to present; Research Analyst, Boston Trust & Investment Management, January 1985 to present.	11	None

INDEPENDENT TRUSTEES

Michael M. Van Buskirk Year of Birth: 1947	Trustee and Chairman of the Board	Since 1992	Retired since 2014. President and Chief Executive Officer, Ohio Bankers League, May 1991 to December 2013.	11	Advisers Investment Trust (2011 to present) (Chairman of the Board)

Diane E. Armstrong Year of Birth: 1964	Trustee	Since 2005	Advisor, Investment Partners (financial planning firm), January 2018 to present; President, Armstrong Financial Services (financial planning firm), November 2012 to present.	11	None

Elizabeth E. McGeveran Year of Birth: 1971	Trustee	Since 2016	Director, Impact Investing, The McKnight Foundation, September 2014 to present.	11	None

OFFICERS WHO ARE NOT TRUSTEES

Jennifer Ellis One Beacon Street 33rd Floor Boston, MA 02108 Year of Birth: 1972	Treasurer	Since 2011	Director of Finance/Treasurer, Boston Trust & Investment Management Company, May 2011 to present.	N/A	N/A

Curtis Barnes 800 Boylston Street 24th Floor Boston, MA 02199 Year of Birth: 1953	Secretary	Since 2007	Senior Vice President, Citi Fund Services Ohio, Inc. (fund administrator), August 2007 to present.	N/A	N/A

Amy Siefer 4400 Easton Commons Suite 200 Columbus, OH 43219 Year of Birth: 1977	Chief Compliance Officer and AML Officer	Since 2018	Vice President, Citi Fund Services Ohio, Inc. (fund administrator), May 2012 to present.	N/A	N/A

*                 Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

**          Ms. Santini and Ms. Soumerai are considered “interested persons” of the Trust as defined in the 1940 Act due to their employment with Boston Trust Investment Management, Inc., the Funds’ investment adviser.

This page intentionally left blank.

Investment Adviser

Boston Trust Investment Management, Inc.

One Beacon Street

Boston, MA 02108

Transfer Agent

Boston Trust & Investment Management Company

One Beacon Street

Boston, MA 02108

Administrator

Citi Fund Services Ohio, Inc.

4400 Easton Commons, Suite 200

Columbus, OH 43219

Distributor

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

02/19

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Diane Armstrong, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	December 2018	December 2017

(a) Audit Fees	$114,500	$114,500

(b) Audit-Related Fees	$17,250	$17,250

The fees for 2018 and 2017 relate to the consent issuance in three Form 17f-2 filings filed with the Securities and Exchange Commission (“SEC”).

	December 2018	December 2017

(c) Tax Fees	$27,500	$27,500

Tax fees for both 2018 and 2017 relate to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

	December 2018	December 2017

(d) All Other Fees	$0	$0

(e)(1)                   The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Funds and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e)(2)                   For the fiscal years ended December 31, 2018 and 2017,100% of all the fees in paragraph (b) through (d) were approved by the Audit Committee.

(f)                                   Not applicable.

(g)           For the fiscal year ended December 31, 2018, Cohen Fund Audit Services, Ltd. billed non-audit fees of $44,750.

For the fiscal year ended December 31, 2017, Cohen Fund Audit Services, Ltd. billed non-audit fees of $44,750.

(h)                                 Not applicable.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a) Included as part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable — Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Boston Trust & Walden Funds

By (Signature and Title)*	/s/ Lucia Santini , President

Date	2/27/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Lucia Santini , President

Date	2/27/2019

By (Signature and Title)*	/s/ Jennifer Ellis , Treasurer

Date	2/27/2019